As filed with the Securities and Exchange Commission on May 3, 2003

Registration Nos. 811-3641/2-80455

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X ]

                         Pre-Effective Amendment No. |_|

                       Post-Effective Amendment No. 32 |X|

                                     and/or
                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                              Amendment No. 34 |X|
                        (Check appropriate box or boxes)

                               40|86 SERIES TRUST

               (Exact Name of Registrant as Specified in Charter)

               11825 N. Pennsylvania Street, Carmel, Indiana 46032 (Address of Principal Executive Office) (Zip Code)

        Registrant's Telephone Number, including Area Code (317) 817-6300
                             William P. Kovacs, Esq.
                               40|86 Series Trust
                          11825 N. Pennsylvania Street
                              Carmel, Indiana 46032
                     (Name and Address of Agent for Service)

                                 With a copy to:
                              Donald W. Smith, Esq.
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Avenue, N.W.
                                  Second Floor
                           Washington, D.C. 20036-1800
                            Telephone: (202) 778-9000

Approximate date of proposed public Offering: As soon as practicable following the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate space):
|X| immediately upon filing pursuant to Rule 485 (b)
|_| on December 31, 2000 pursuant to Rule 485 (b)
|_| 60 days after filing pursuant to Rule 485 (a)(1)
|_| on [date] pursuant to Rule 485 (a)(1)
|_| 75 days after filing pursuant to Rule 485 (a) (2)
|_| on [date] pursuant to Rule 485 (a)(2)

                               40|86 SERIES TRUST
                               Focus 20 Portfolio
                                Equity Portfolio
                               Balanced Portfolio
                              High Yield Portfolio
                             Fixed Income Portfolio
                         Government Securities Portfolio
                             Money Market Portfolio

Contents of Registration Statement

This Registration Statement consists of the following papers and documents:

o     Cover Sheet

Contents of Registration Statement:

o     Part A - Prospectus
o     Part B - Statement of Additional Information
o     Part C - Other Information
o     Signature Pages
o     Exhibits

                                     PART A


40|86 (SM) Advisors






[GRAPHIC OMITTED]

40|86 SERIES TRUST

May 1, 2004



PROSPECTUS



As with any mutual fund, the Securities
and Exchange Commission (SEC) has
not approved or disapproved of these
securities or determined whether this
prospectus is accurate or complete.
Any representation to the contrary
is a criminal offense.

---------------------------------------
Table Of Contents
---------------------------------------


The Portfolios
     General Information About the Portfolios ...............................  3
     Focus 20 Portfolio .....................................................  4
     Equity Portfolio .......................................................  6
     Balanced Portfolio .....................................................  8
     High Yield Portfolio ................................................... 10
     Fixed Income Portfolio ................................................. 12
     Government Securities Portfolio ........................................ 14
     Money Market Portfolio ................................................. 16

Primary Risk Considerations ................................................. 18

Management .................................................................. 22

Your Account
     Purchase and Redemption of Shares ...................................... 25
     Dividends and Distributions ............................................ 26
     Distribution and Service Plans ......................................... 26

Financial Highlights ........................................................ 27

---------------------------------------
The Adviser's Integrated Approach
To Money Management
---------------------------------------



     40|86 Advisors, Inc. ("40|86"), is the Investment Adviser (the "Adviser") for all of the 40|86 Series Trust Portfolios. It directly manages all fixed-income Portfolios, and selects and supervises sub-advisers for the equity Portfolios.

     In considering securities issued by a business, 40|86's fixed-income analysts take the "big picture" into account. They inquire into the state of the industry the business is competing in, the business' position in the industry and whether or not its market share is growing. They consider the quality of the goods or services it provides and its ability to innovate. They get to know its management.

     This intensive fundamental research guides our fixed-income managers in buying and selling securities. Because of 40|86's active management style, our fixed-income portfolios generally have a higher portfolio turnover rate than other similar portfolios. This means that our Portfolios may have higher taxable distributions and increased trading costs that may affect performance.

     Each of the Portfolios may invest in restricted securities, such as private placements, which are not registered with the Securities and Exchange Commission. Restricted securities are generally illiquid; however, 40|86 focuses on those that it believes are liquid and may not invest in any restricted security that would cause more than 15 percent of the Portfolio's total assets to be invested in illiquid securities. The Portfolios also may invest in securities that qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933.

     With respect to the equity Portfolios, 40|86 is responsible for evaluating the abilities and performance of other money management firms to identify appropriate sub-advisers for the equity Portfolios. After a sub-adviser is selected, 40|86 continuously supervises and monitors its performance and periodically recommends to the Board of Trustees which sub-advisers should be retained or released.


     Each Portfolio has the ability to change its investment objective without shareholder approval, although no Portfolio currently intends to do so.

     Any mutual fund investment is subject to risk and may decline in value. You could lose part or even all of your money invested in a Portfolio.

     ...........................................................................

         PLEASE NOTE: DEFINITIONS FOR BOLD-FACED WORDS WITHIN THE TEXT CAN BE FOUND DIRECTLY FOLLOWING EACH PORTFOLIO'S PRIMARY RISK CONSIDERATIONS.

     ...........................................................................

THE PORTFOLIOS
---------------------------------------
Focus 20 Portfolio
---------------------------------------

>    Investment Objective

     The Portfolio seeks capital appreciation.


>    The Sub-Adviser's Strategy


     The Portfolio is NON-DIVERSIFIED and strives to be fully invested in only 15 to 25 stocks. Relying on readily available information from financial publications, third-party analysis and fundamental research, investments are made with a long-term orientation, generally involving purchases of securities that will be held for at least a year. The investment style may be contrarian, seeking out-of-favor situations at attractive prices. Value of a stock is seen in both relative and absolute terms. Stock selections may be influenced by:

     o  Growth rate/price earnings comparison

     o  P/E ratios versus historical and current levels

     o  Contrarian considerations

     A three-to-five year time horizon is generally required to evaluate the results of such an approach to selecting stocks.

     Oak Associates, ltd, ("Oak") is the Portfolio's sub-adviser. Oak is a growth manager seeking to maximize returns over a market cycle through investments in Oak's "best ideas." Oak starts by establishing a global economic outlook, particularly interest rate anticipation, then concentrates on investments in specific industries.

     The Portfolio may also invest from time to time in any or all of the following securities in addition to common stocks:

     o  PREFERRED STOCK

     o  CONVERTIBLE SECURITIES

     o  WARRANTS

     o  BONDS AND OTHER FIXED-INCOME SECURITIES


     ...........................................................................
        For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio's assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.
     ...........................................................................




                                                        ------------------------
                                                      >     Oak Associates, ltd.
                                                                   has more than
                                                          $9.0 billion of assets
                                                             under management as
                                                            of December 31, 2003
                                                          with clients including
                                                           pensions, endowments,
                                                                 individuals and
                                                                   mutual funds.
                                                        ------------------------

     ...........................................................................
     NON-DIVERSIFIED

     A portfolio is considered non-diversified if it is not limited by the Investment Company Act of 1940 with respect to the percentage of assets it may invest in any one issuer. The success or failure of one issuer will cause a portfolio to fluctuate more than it would a diversified portfolio.

     SMALL- AND MEDIUM-SIZE COMPANIES

     Generally refers to companies in the earlier period of their growth expectations, from start-ups to better established firms. While these companies have potential for attractive long-term returns, their securities may involve greater risks, and more volatility, than investments in larger companies with a stronger competitive advantage. Extensive research efforts can play a greater role in selecting securities from this sector than from larger companies.

     PREFERRED STOCK

     Shares of a company that ordinarily do not have voting rights but do have a stated dividend payment, as opposed to common stocks which ordinarily do have voting rights but do not have a stated dividend payment.

     CONVERTIBLE SECURITIES

     Bonds, debentures, notes or preferred stock that are convertible into common stock.

     Convertible securities historically have some unique return characteristics relative to market fluctuations:

     o  When equity markets go up, they tend to rise in price.

     o When equity markets decline, they tend to decline relatively less in price than stocks. Convertible securities have both an equity and a fixed income component. Therefore, the equity component is subject to fluctuations in value due to activities of the issuing companies and general market and economic conditions.

     o The fixed-income component will be impacted by shifting interest rates and changes in credit quality of the issuers.

     WARRANTS

     Contracts that allow the bearer to purchase shares for a specified price at a future date.
     ...........................................................................

>    How Has The Portfolio Performed?

     The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied since its inception date of May 4, 2000. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

     Year-By-Year Total Return                 Best Quarter:       4Q01   30.48%
     (as of 12/31 each year)                   Worst Quarter:      3Q01  -41.50%

              [The data below represents a bar chart in the printed report.]

         53.67%           -52.40%            -46.00%            -15.04%
     ---------------------------------------------------------------------------
          2003              2002               2001              2000



     Average Annual Total Return
     (as of 12/31/03)
     ---------------------------------------------------------------------------
                                               One              Since
                                               Year          Inception*
     ---------------------------------------------------------------------------
     Focus 20 Portfolio                       53.67%           -25.79%
     ...........................................................................
     S&P 500 Index                            28.69%            -5.10%
     ...........................................................................
     S&P MidCap 400 Index                     35.63%             7.15%
     ...........................................................................


     *INCEPTION DATE: MAY 4, 2000

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE DOES NOT INCLUDE SEPARATE ACCOUNT EXPENSES. PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A CONTRACT HOLDER WOULD PAY ON PORTFOLIO DISTRIBUTION OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                 -------------------------------
                                                >  Primary Risks

                                                   Non-diversification Risk

                                                   Market Risk

                                                   Small Company Risk

                                                   Liquidity and Valuation Risk

                                                   Foreign Risk









                                                    See "Primary Risk
                                                    Considerations"
                                                    on page 18 for a detailed
                                                    discussion of the
                                                    Portfolio's risks.
                                                 -------------------------------

THE PORTFOLIOS

---------------------------------------
Equity Portfolio
---------------------------------------

>    Investment Objective

     The Portfolio seeks to provide a high total return consistent with preservation of capital and a prudent level of risk.


>    40|86 Series Trust Equity Portfolio
     The Sub-Adviser's Strategy


     The Portfolio will invest at least 80% of its assets in U.S. common stocks. It may also invest in other U.S. and foreign securities, including CONVERTIBLE SECURITIES and WARRANTS.

     Normally, the portfolio will be widely diversified by industry and company. It will focus on SMALL AND MEDIUM-SIZE COMPANIES. Generally, these companies will be listed on the New York, American or NASDAQ exchanges and will be widely held among a large number of investors.

     Chicago Equity Partners, LLC ("CEP") is the Portfolio's sub-adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies stocks that it believes are overvalued and undervalued within industry sectors.


     ...........................................................................
        For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio's assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.
     ...........................................................................


----------------------
        Chicago Equity   <
 Partners, LLC ("CEP")
     has approximately
$7.0 billion of assets
      under management
    as of December 31,
      2003, and offers
 services to a variety
      of institutional
    clients, including
         corporations,
      public entities,
   Taft-Hartley plans,
            endowments
      and foundations.
----------------------

     ...........................................................................

     CONVERTIBLE SECURITIES
     See Page 5.

     WARRANTS
     See Page 5.

     SMALL- AND MEDIUM SIZE COMPANIES
     See Page 5.

     ...........................................................................


>    How Has The Portfolio Performed?

     The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


     Year-By-Year Total Return                 Best Quarter:       4Q99   31.57%
     (as of 12/31 each year)                   Worst Quarter:      3Q98  -21.16%


         [The data below represents a bar chart in the printed report.]

37.17%  -13.42%   -10.30%   2.71%  49.28%  15.62%  18.68%  44.99%  36.30%  1.92%
--------------------------------------------------------------------------------
 2003     2002      2001    2000    1999    1998    1997    1996    1995   1994


     Average Annual Total Return
     (as of 12/31/03)
     ---------------------------------------------------------------------------
                                      One              Five             Ten
                                      Year             Year             Year
     ---------------------------------------------------------------------------
     Equity Portfolio                37.17%           10.31%           16.28%
     ...........................................................................
     S&P 500 Index                   28.69%           -0.57%           11.07%
     ...........................................................................

     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE DOES NOT INCLUDE SEPARATE ACCOUNT EXPENSES. PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A CONTRACT HOLDER WOULD PAY ON PORTFOLIO DISTRIBUTION OR THE REDEMPTION OF PORTFOLIO SHARES.


                                                    ----------------------------
                                                 >  Primary Risks
                                                    ............................
                                                    Market Risk

                                                    Liquidity and Valuation Risk

                                                    Small Company Risk









                                                    See "Primary Risk
                                                    Considerations"
                                                    on page 18 for a detailed
                                                    discussion of the
                                                    Portfolio's risks.

                                                    ----------------------------

THE PORTFOLIOS

---------------------------------------
Balanced Portfolio
---------------------------------------


>    Investment Objective

     The Portfolio seeks a high total investment return consistent with the preservation of capital and prudent investment risk.

>    Adviser's Strategy

     Normally, the Portfolio invests approximately 50-65% of its assets in equity securities, and the remainder in a combination of fixed income securities, or cash equivalents.

     The balance may change if:

     o The Portfolio may invest more than 65% of its assets in stocks if conditions in the stock market are considered to be more favorable than those in the bond market.

     o If conditions in the bond market are considered to be more favorable than those in the stock market the Portfolio may invest more than 25% of the Portfolios assets in fixed-income securities.



     40|86 SERIES TRUST BALANCED PORTFOLIO

     THE SUB-ADVISER'S STRATEGY FOR THE EQUITY PORTION OF THE BALANCED PORTFOLIO The equity portion of the Portfolio is invested primarily in U.S. common stocks but may also invest in other U.S. and foreign securities, including CONVERTIBLE SECURITIES and WARRANTS.


     Normally, the equity portion of the Portfolio will be widely diversified by industry and company. It will focus on large and medium-size companies. Generally, these companies will be listed on the New York, American or NASDAQ exchanges and will be widely held among a large number of investors.

     Chicago Equity Partners, LLC ("CEP") is the Portfolio's sub-adviser. CEP uses a disciplined investment strategy, utilizing a proprietary multi-factor model to select securities. The model includes momentum, value and quality factors. The process focuses on security selection while remaining industry, sector, style and capitalization neutral. CEP seeks to consistently apply an objective, quantitative, fundamental investment approach that identifies securities that it believes are overvalued and undervalued within industry sectors.

     THE FIXED INCOME PORTION OF THE PORTFOLIO


     Normally, 40|86 will maintain at least 25% of the value of the Portfolio's assets in a wide range of domestic and foreign fixed-income securities, including non-U.S. dollar denominated securities. The majority of foreign investments will be in YANKEE BONDS.

     40|86 anticipates that these fixed-income securities will have primarily intermediate and/or long-term maturities.


     The Portfolio may also invest in BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES that are not believed to involve undue risk to income or principal. In general, however, these types of securities are issued by companies without long track records of sales and earnings, or by companies with questionable credit strength. The lowest rating categories in which the Portfolio will invest are Caa/CCC.

     ...........................................................................
        For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest without limitation in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.
     ...........................................................................



     ----------------
   >          Chicago
               Equity
            Partners,
          LLC ("CEP")
                  has
        approximately
      $7.0 billion of
         assets under
           management
                as of
         December 31,
                2003,
           and offers
        services to a
           variety of
        institutional
             clients,
            including
        corporations,
     public entities,
         Taft-Hartley
               plans,
           endowments
                  and
         foundations.
     ----------------

     ...........................................................................

     CONVERTIBLE SECURITIES

     See Page 5.

     WARRANTS

     See Page 5.

     YANKEE BONDS

     Dollar-denominated bonds issued in the U.S. by foreign banks and corporations.

     BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES

     These securities offer higher return potential in exchange for assuming greater risk. Normally, they are rated BB+ or lower by Standard & Poor's Corporation or Ba1 or lower by Moody's Investors Services, Inc., or, if unrated deemed by the Sub-Adviser or Adviser to be of comparable credit.

     ...........................................................................


>    How Has The Portfolio Performed?

     The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


     Year-By-Year Total Return                 Best Quarter:       4Q99   21.00%
     (as of 12/31 each year)                   Worst Quarter:      4Q00  -12.07%

         [The data below represents a bar chart in the printed report.]

23.29%  -12.875%  -6.60%   7.29%  30.83%  10.37%  17.85%  28.30%  31.49%  -0.55%
--------------------------------------------------------------------------------
 2003      2002    2001    2000    1999    1998    1997    1996    1995     1994


     Average Annual Total Return
     (as of 12/31/03)


     ---------------------------------------------------------------------------
                                                 One         Five        Ten
                                                 Year        Year        Year
     ---------------------------------------------------------------------------
     Balanced Portfolio                         23.29%       7.09%      11.89%
     ...........................................................................
     S&P 500 Index                              28.69%      -0.57%      11.07%
     ...........................................................................
     Lehman Brothers Government/ Credit Index    4.68%       6.66%       6.98%
     ...........................................................................


     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE DOES NOT INCLUDE SEPARATE ACCOUNT EXPENSES. PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A CONTRACT HOLDER WOULD PAY ON PORTFOLIO DISTRIBUTION OR THE REDEMPTION OF PORTFOLIO SHARES.

                                                   -----------------------------
                                                >  Primary Risks
                                                   ....................
                                                   Market Risk

                                                   Credit Risk

                                                   Interest Rate Risk

                                                   Foreign Risk

                                                   Leverage Risk



                                                   See "Primary Risk
                                                   Considerations"
                                                   on page 18 for a detailed
                                                   discussion of the Portfolio's
                                                   risks.



                                                   Interest Rates and
                                                   Bond Maturities
                                                   Bonds with longer
                                                   maturities will be
                                                   more effected by
                                                   interest rate changes
                                                   than intermediate-
                                                   term bonds. For
                                                   example, if interest
                                                   rates go down, the
                                                   price of long-term
                                                   bonds will increase
                                                   more rapidly than the
                                                   price of intermediate-
                                                   term bonds.
                                                   -----------------------------

THE PORTFOLIOS
---------------------------------------
High Yield Portfolio
---------------------------------------

>    Investment Objective

     The Portfolio seeks to provide high level of current income with a secondary objective of capital appreciation.


>    The Adviser's Strategy


     The Portfolio will invest at least 80% of its assets in BELOW INVESTMENT GRADE FIXED-INCOME SECURITIES (those rated Ba1/BB+ or lower by independent rating agencies or equivalent).

     Adhering to a strict buy/sell discipline, the Adviser seeks to enhance total return by:

     o  Purchasing securities it believes are undervalued

     o  Selling securities it believes are overvalued or fully priced

     To select securities, the Adviser utilizes:

     o  Independent FUNDAMENTAL ANALYSIS to evaluate the issuer of a security

     o  An analysis of the specific structure of the security

     In an effort to achieve its investment objective, the Portfolio may invest in any or all of the following:

     o  Corporate fixed-income securities and PREFERRED STOCK

     o ZERO COUPON FIXED-INCOME SECURITIES and other deferred interest securities

     o  Mortgage-backed securities

     o  Asset-backed securities

     o  Convertible securities

     o  RESTRICTED SECURITIES

     o Taxable MUNICIPAL SECURITIES issued by states and their political subdivisions

The Portfolio may also invest in:

     o  Cash or cash equivalents

     o  Money market instruments

     o Securities issued or guaranteed by the U.S. government, its agencies, and instrumentalities

     o  Common stocks and other equity securities

     o Equity and fixed-income securities of foreign issuers, including issuers in emerging markets


     ...........................................................................
        For defensive purposes, the Portfolio may temporarily depart from its investment objective and invest all or part of the Portfolio's assets in money market instruments. This could help the Portfolio avoid losses but may mean lost opportunities.
     ...........................................................................

     ...........................................................................

     BELOW INVESTMENT GRADE SECURITIES

     See Page 9.

     FUNDAMENTAL ANALYSIS

     A research technique that looks at a company's financial condition, creditworthiness, management, and place in its industry to determine the intrinsic value of the company's securities. PREFERRED STOCK See Page 5.

     ZERO COUPON BONDS

     Bonds that are sold at issuance at a deep discount and do not pay periodic interest to investors; instead, investors receive, at maturity, the difference between the discounted purchase price and the maturity value of the bond.

     RESTRICTED SECURITIES

     Securities that are not registered with the Securities and Exchange Commission, some of which may qualify to be sold directly to institutional investors pursuant to Rule 144A under the Securities Act of 1933. Restricted securities are generally illiquid; however, the Adviser focuses on those that it believes are liquid, i.e., easily convertible into cash.

     MUNICIPAL SECURITIES

     Debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies or authorities, including:

     o  Debt obligations issued to obtain funds for various public purposes or,

     o Industrial development bonds issued by or on behalf of public authorities

     The interest on the municipal securities in which the Portfolio invests typically is not exempt from federal income tax.

>    How Has The Portfolio Performed?

     The chart and table below give an indication of the Portfolio's risks and performance.

     The chart shows you how the Portfolio's performance has varied since its inception on June 13, 2000. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


     Year-By-Year Total Return                 Best Quarter:       4Q02   13.07%
     (as of 12/31 each year)                   Worst Quarter:      3Q01   -6.56%


         [The data below represents a bar chart in the printed report.]

                      27.38%     5.47%     3.17%     3.20%*
                ------------------------------------------------
                       2003      2002      2001      2000



     Average Annual Total Return
     (as of 12/31/03)
     ---------------------------------------------------------------------------
                                                      One             Since
                                                      Year          Inception*
     ---------------------------------------------------------------------------
     High Yield Portfolio                            27.38%           10.61%
     ...........................................................................
     Merrill Lynch High Yield Master Index II        28.15%            6.84%
     ...........................................................................


     *INCEPTION DATE: JUNE 13, 2000


     PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE DOES NOT INCLUDE SEPARATE ACCOUNT EXPENSES. PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A CONTRACT HOLDER WOULD PAY ON PORTFOLIO DISTRIBUTION OR THE REDEMPTION OF PORTFOLIO SHARES.



                                                      --------------------------
                                                    > Primary Risks:
                                                      .....................
                                                      Credit Risk

                                                      Interest Rate Risk

                                                      Market Risk

                                                      Restricted Securities Risk

                                                      Prepayment Risk

                                                      Foreign Risk









                                                      See "Primary Risk
                                                      Considerations"
                                                      on page 18 for a detailed
                                                      discussion of the
                                                      Portfolio's risks.
                                                      --------------------------

THE PORTFOLIOS

---------------------------------------
Fixed Income Portfolio
---------------------------------------

>    Investment Objective

     The Portfolio seeks the highest level of income consistent with preservation of capital.


>    The Adviser's Strategy


     The Portfolio will invest at least 80% of its assets in INVESTMENT GRADE FIXED-INCOME SECURITIES.

     The Adviser actively manages the portfolio to generate income, reduce risk, and preserve or enhance total return in light of current market conditions and trends.

     Adhering to a strict buy/sell discipline, the Adviser seeks to enhance total return by:

     o Purchasing securities it believes are undervalued o Selling securities it believes are overvalued or fully priced

     To determine value, the Adviser utilizes:

     o  Independent FUNDAMENTAL ANALYSIS in evaluating the issuer, and

     o  An analysis of the specific structure of the security

     In an effort to achieve the Portfolio's investment objective, the Portfolio may invest in FIXED-INCOME securities issued by:

     o  Publicly or privately held companies in the U.S.

     o  Publicly or privately held companies overseas (primarily in YANKEE
        BONDS)

     o  The U.S. government, its agencies and instrumentalities

     o States and their political subdivisions issuing taxable MUNICIPAL SECURITIES

     o  Foreign governments, their agencies and instrumentalities

     The Portfolio may also invest in:

     o  Mortgage-backed securities

     o  Asset-backed securities

     o  RESTRICTED SECURITIES

     While the Portfolio may purchase debt securities of any MATURITY, it is anticipated that the AVERAGE LIFE of the Portfolio will be in the intermediate range -- between seven and 15 years -- but may be shorter or longer depending on market conditions.

     ...........................................................................
        For defensive purposes or pending investment, the Portfolio may temporarily depart from its objective and hold an unlimited amount of cash or money market instruments. This could help the Portfolio avoid losses, but may mean lost opportunities.
     ...........................................................................

     ...........................................................................

     INVESTMENT GRADE FIXED-INCOME SECURITIES

     Considered especially creditworthy, these fixed-income securities are (i) normally rated AAA to BBB- by Standard and Poor's Corporation or Aaa to Baa3 by Moody's Investors Services, Inc., or (ii) if unrated, are deemed by the Adviser to be of comparable credit quality.

     FUNDAMENTAL ANALYSIS

     See Page 11.

     YANKEE BONDS

     See Page 9.

     MUNICIPAL SECURITIES

     See Page 11.

     RESTRICTED SECURITIES

     See Page 11.

     MATURITY

     When the principal, or face value of a bond, must be repaid.

     AVERAGE LIFE

     The average number of years that each principal dollar will be outstanding, before it is repaid.
     ...........................................................................




>    How Has The Portfolio Performed?

     The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.

         [The data below represents a bar chart in the printed report.]

9.33%   4.68%   8.84%   9.87%   -0.44%   6.17%   9.97%   4.97%   18.25%   -2.65%
--------------------------------------------------------------------------------
2003    2002    2001    2000      1999   1998    1997    1996     1995     1994


     Year-By-Year Total Return                 Best Quarter:       2Q95    6.63%
     (as of 12/31 each year)                   Worst Quarter:      1Q94   -2.67%


     Average Annual Total Return
     (as of 12/31/03)
     ---------------------------------------------------------------------------
                                                   One       Five        Ten
                                                  Year       Year       Year
     ---------------------------------------------------------------------------
     Fixed Income Portfolio                       9.33%      6.38%      6.75%
     ...........................................................................
     Lehman Brothers Government/ Credit Index     4.67%      6.66%      6.98%
     ...........................................................................

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE DOES NOT INCLUDE SEPARATE ACCOUNT EXPENSES. PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A CONTRACT HOLDER WOULD PAY ON PORTFOLIO DISTRIBUTION OR THE REDEMPTION OF PORTFOLIO SHARES.



                                                      --------------------------
                                                    > Primary Risks
                                                      ..................
                                                      Credit Risk

                                                      Interest Rate Risk

                                                      Market Risk

                                                      Prepayment Risk

                                                      Restricted Securities Risk

                                                      Municipal Market Risk

                                                      Foreign Risk









                                                      See "Primary Risk
                                                      Considerations" on
                                                      page 18 for a detailed
                                                      discussion of the
                                                      Portfolio's risks.
                                                      --------------------------

THE PORTFOLIOS

---------------------------------------
Government Securities Portfolio
---------------------------------------

>    Investment Objective

     The Portfolio seeks safety of capital, liquidity and current income.


>    The Adviser's Strategy


     The Portfolio will invest at least 80% of its assets in securities issued by the U.S. government or an agency or instrumentality of the U.S. government. The Adviser uses proprietary research to uncover undervalued securities. These securities may be undervalued on the basis of structure, optionality or issuer.

     The Portfolio may invest in any or all of the following securities issued by the U.S. Government or an agency or instrumentality of the U.S.
     Government:

     o  U.S. Treasury bills

     o U.S. Treasury and Agency bonds and notes o Mortgage backed securities including those issued by:

     o  Government National Mortgage Association (GNMA)

     o  Federal Home Loan Mortgage Corporation (FHLMC)

     o  Federal National Mortgage Association (FNMA)

     The Adviser may also purchase the following non-U.S. Government securities including:

     o  Investment grade corporate fixed-income securities

     o Municipal securities supported by taxing authorities or essential service revenue bonds of municipalities.

     o Other mortgage-related securities not issued by the U.S. Government or any agency or instrumentality of the U.S. Government

     o  Asset-backed securities

     While the Portfolio may purchase debt securities of any maturity, it is anticipated that the average life of the portfolio will be in the intermediate range -- between five and 15 years -- but may be shorter or longer depending on market conditions.

     ...........................................................................

     INVESTMENT GRADE DEBT SECURITIES

     See Page 13.

     PASS-THROUGH SECURITIES AND PARTICIPATION CERTIFICATES

     Both represent pools of mortgages that are assembled, with interests sold in each pool. Payments of principal (including prepayments) and interest by mortgagors are "passed through" to the holders of the interests in each portfolio.

     COLLATERALIZED MORTGAGE OBLIGATIONS

     These are similar to conventional bonds because they have fixed maturities and interest rates but are secured by groups of individual mortgages.

     MUNICIPAL SECURITIES

     See Page 11.

     ...........................................................................


         [The data below represents a bar chart in the printed report.]







>    How Has The Portfolio Performed?

     The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.




     Year-By-Year Total Return                 Best Quarter:       2Q95    5.95%
     (as of 12/31 each year)                   Worst Quarter:      1Q94   -2.98%


         [The data below represents a bar chart in the printed report.]

1.36%   9.33%   6.13%   11.71%   -2.48%   7.07%   8.26%   2.75%   17.35%  -2.79%
--------------------------------------------------------------------------------
2003    2002    2001     2000     1999    1998    1997    1996     1995    1994



     Average Annual Total Return
     (as of 12/31/03)
     ---------------------------------------------------------------------------
                                              One         Five           Ten
                                             Year         Year          Year
     ---------------------------------------------------------------------------
     Government Securities Portfolio         1.36%        5.08%        5.70%
     ...........................................................................
     Lehman Brothers Government Index        2.36%        6.26%        6.72%
     ...........................................................................


     Lehman Brothers MBS Index               3.06%        6.55%        6.89%

        PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE DOES NOT INCLUDE SEPARATE ACCOUNT EXPENSES. PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A CONTRACT HOLDER WOULD PAY ON PORTFOLIO DISTRIBUTION OR THE REDEMPTION OF PORTFOLIO SHARES.


                                                         ----------------------
                                                       > Primary Risks
                                                         .................
                                                         Market Risk

                                                         Interest Rate Risk

                                                         Credit Risk

                                                         Prepayment Risk












                                                         See "Primary Risk
                                                         Considerations" on
                                                         page 18 for a detailed
                                                         discussion of the
                                                         Portfolio's risks.
                                                         ----------------------

THE PORTFOLIOS

---------------------------------------
Money Market Portfolio
---------------------------------------

>    Investment Objective

     The Portfolio seeks current income consistent with stability of capital and liquidity.


>    The Adviser's Strategy


     The Portfolio may invest in the following types of money market securities:

     o  U.S. GOVERNMENT SECURITIES

     o  BANK OBLIGATIONS

     o  COMMERCIAL PAPER OBLIGATIONS

     o  SHORT-TERM CORPORATE DEBT SECURITIES

     o  MUNICIPAL SECURITIES

     An investment in this Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Adviser seeks to preserve the value of your investment at $1.00 per share, there can be no assurance that it will be able to do so. It is possible to lose money by investing in this Portfolio.

     ...........................................................................
     BANK OBLIGATIONS

     Time deposits, certificates of deposit, bankers' acceptances and other bank obligations of banks that have total assets in excess of $1 billion and are subject to regulation by the U.S. government, including:

     o  U.S. subsidiaries of foreign banks

     o  London branches of domestic banks

     o Foreign branches of domestic commercial banks and foreign banks, so long as the securities are U.S. dollar-denominated

     COMMERCIAL PAPER OBLIGATIONS

     A short-term debt obligation, including variable and floating rate securities of U.S. corporations, maturing within 270 days and rated:

     o  A-1 or A-2 by Standard & Poor's Corporation or

     o  P-1 or P-2 by Moody's Investor Services, Inc. or,

     o If not rated, of a comparable quality as determined by the Adviser under supervision of the Board of Trustees

     SHORT-TERM CORPORATE DEBT SECURITIES

     Corporate debt securities (other than commercial paper) maturing in 13 months or less.

     MUNICIPAL SECURITIES

     o  See Page 11.
     ...........................................................................



>    How Has The Portfolio Performed?

     The chart and table below give an indication of the Portfolio's risks and performance. The chart shows you how the Portfolio's performance has varied from year to year. The table compares the Portfolio's performance over time to that of a broad measure of market performance. WHEN YOU CONSIDER THIS INFORMATION, PLEASE REMEMBER THAT THE PORTFOLIO'S PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF HOW IT WILL PERFORM IN THE FUTURE.


     Year-By-Year Total Return                 Best Quarter:       2Q89    2.17%
     (as of 12/31 each year)                   Worst Quarter:      3Q03    0.13%

         [The data below represents a bar chart in the printed report.]

 0.63%   1.24%   3.97%   6.08%   4.87%   5.21%   5.25%   5.13%   5.46%   3.78%
--------------------------------------------------------------------------------
 2003    2002    2001    2000    1999    1998    1997    1996    1995    1994



     Average Annual Total Return
     (as of 12/31/03)
     ---------------------------------------------------------------------------
                                             One          Five            Ten
                                            Year          Year           Year
     ---------------------------------------------------------------------------
     Money Market Portfolio                 0.63%         3.36%          4.18%
     ...........................................................................
     65% Commercial Paper Index/
       35% Payden & Regal T-Note 1 Yr.      1.18%         3.79%          4.59%
     ...........................................................................

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PERFORMANCE DOES NOT INCLUDE SEPARATE ACCOUNT EXPENSES. PERFORMANCE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A CONTRACT HOLDER WOULD PAY ON PORTFOLIO DISTRIBUTION OR THE REDEMPTION OF PORTFOLIO SHARES.


                                                          ----------------------
                                                        > Primary Risks:
                                                          ...................
                                                          Market Risk

                                                          Credit Risk

                                                          Interest Rate Risk

                                                          Municipal Market Risk









                                                          See "Primary Risk
                                                          Considerations" on
                                                          page 18 for a detailed
                                                          discussion of the
                                                          Portfolio's risks.
                                                          ----------------------

PRIMARY RISK CONSIDERATIONS

---------------------------------------
Primary Risk Considerations
---------------------------------------

     The value of your investment in any Portfolio will fluctuate, which means that you may gain or lose money. The primary risks of investing in the Portfolios are described below. Each Portfolio's exposure to risk depends upon its specific investment profile. The amount and types of risk vary depending on:

     o  The Portfolio's investment objective

     o  The Portfolio's ability to achieve its objective

     o  The markets in which the Portfolio invests

     o  The investments the Portfolio makes in those markets

     o  Prevailing economic conditions over the period of an investment

>    Credit Risk

     The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise be unable to honor a financial obligation. Securities rated below-investment grade are especially susceptible to this risk.

>    Foreign Risk

     The risk that foreign issuers may be subject to political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of capital. In addition, there may be changes in foreign governmental attitudes towards private investment, possibly leading to nationalization, increased taxation or confiscation of investors' assets. Investments in issuers located or doing business in emerging or developing markets are especially susceptible to these risks.

>    Interest Rate Risk

     The risk that changing interest rates may adversely affect the market value of an investment. With fixed income securities, an increase in interest rates typically causes the value of those securities to fall, while a decline in interest rates may produce an increase in the market value of those securities. Because of this risk, an investment in a portfolio that invests in fixed income securities is subject to risk even if all the fixed income securities in the portfolio are paid in full at maturity. Changes in interest rates will affect the value of longer-term fixed-income securities more than shorter-term securities.

>    Leverage Risk

     The risk that borrowing, or some derivative instruments, such as forward commitment transactions, may multiply smaller market movements into large changes in value.

>    Liquidity And Valuation Risks

     The risk that securities that were liquid when purchased by a Portfolio may become temporarily illiquid (i.e., not be sold readily) and difficult to value, especially in declining markets.

>    Market Risk

     The market value of a portfolio's investments will fluctuate as the stock and bond markets fluctuate. Market risk may affect a single issuer, industry or section of the economy or may affect the market as a whole.

>    Municipal Market Risk

     Special factors may negatively affect the value of municipal securities and, as a result, a portfolio's net asset value. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A Portfolio may invest in municipal obligations that are related in such a way that an economic, business or political development or change affecting one of these obligations would also affect the other obligations.

>    Non-diversification Risk

     The risk that if a Portfolio has most of its investments in a few securities, its portfolio will be more susceptible to factors adversely affecting the issuer than would a more diversified portfolio of securities.

>    Prepayment Risk

     Issuers of certain debt securities may prepay fixed rate obligations when interest rates fall, forcing a Portfolio to re-invest in obligations with lower interest rates than the original obligations.

>    Restricted Securities Risk

     A buyer for a restricted security may be difficult to come by, and the selling price may be less than originally anticipated because restricted securities may only be sold in privately negotiated transactions.

>    Small Company Risk

     Investments in smaller companies may be more volatile than investments in larger companies. Smaller companies generally experience higher growth rates and higher failure rates than do larger companies. The trading volume of the securities of smaller companies is normally lower than that of larger companies. Short-term changes in the demand for the securities of smaller companies generally has a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.


     ...........................................................................
        PLEASE NOTE THAT THERE ARE OTHER CIRCUMSTANCES NOT DESCRIBED HERE
        WHICH COULD ADVERSELY AFFECT YOUR INVESTMENT AND POTENTIALLY PREVENT A PORTFOLIO FROM ACHIEVING ITS OBJECTIVES.
     ...........................................................................

FEES AND EXPENSES


---------------------------------------
Fees and Expenses
---------------------------------------

>    Fees and Expenses

     The following tables describe the fees and expenses that are incurred, directly or indirectly, when a variable contract owner buys, holds or redeems interest in a separate account that invests in the 40|86 Series Trust Portfolios but does not represent the effect of any fees or other expenses of any variable annuity or variable life insurance product, and if it did, expenses would be higher.


     Shareholder Fees (fees paid directly from your investment)

         Maximum up-front sales charge                     Not applicable

         Maximum deferred sales charge                     Not applicable


     Annual Fund Operating Expenses (expenses that are deducted from total Portfolio assets)

     --------------------------------------------------------------------------------------------------------------------
                                                                                       Fixed    Government    Money
                                      Focus 20     Equity    Balanced   High Yield    Income    Securities   Market
                                      Portfolio   Portfolio  Portfolio   Portfolio   Portfolio   Portfolio  Portfolio
     --------------------------------------------------------------------------------------------------------------------
     Management Fees                     0.83%      0.78%       0.78%       0.83%      0.63%       0.63%       0.63%
     12b-1 Fees                          0.25%      0.25%       0.25%       0.25%      0.25%       0.25%      --
     Other Fees                          0.22%      0.11%       0.12%       0.17%      0.12%       0.16%       0.13%
                                     ------------------------------------------------------------------------------------
     Total                               1.30%      1.14%       1.15%       1.25%      1.00%       1.04%       0.76%
     Less: Expense
       Waiver/Reimbursement             -0.15%     -0.04%      -0.05%      -0.10%     -0.05%      -0.09%      -0.31%
                                     ------------------------------------------------------------------------------------
     Net Expenses                        1.15%      1.10%       1.10%       1.15%      0.95%       0.95%       0.45%
                                     ====================================================================================

     THE ADVISOR AND THE ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE THEIR INVESTMENT ADVISORY AND ADMINISTRATIVE FEES, RESPECTIVELY, AND/OR REIMBURSE THE PORTFOLIOS TO THE EXTENT THAT THE RATIO OF EXPENSES TO NET ASSETS ON AN ANNUAL BASIS EXCEEDS THE NET EXPENSES LISTED ABOVE. THE ADVISER AND ADMINISTRATOR MAY DISCONTINUE THESE CONTRACTUAL LIMITS AT ANY TIME AFTER APRIL 30, 2005 AND MAY RECOVER ANY MONEY WAIVED UNDER THE CONTRACT PROVISIONS, TO THE EXTENT THAT ACTUAL FEES AND EXPENSES ARE LESS THAT THE EXPENSE LIMITATION, FOR A PERIOD OF THREE YEARS AFTER THE DATE OF THE WAIVER.

     Expense Example

     The following example should help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. This Example does not reflect fees associated when a separate account invests in the portfolios or any costs associated with the ownership of a variable annuity contract or variable life insurance contract for which the portfolios are investment options, and if it did, expenses would be higher.

     The example assumes that you invest $10,000 in a Portfolio's shares for the time periods indicated and then sell all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



     ----------------------------------------------------------------------------------------------
               Portfolio Name             One Year      Three Years     Five Years      Ten Years
     ----------------------------------------------------------------------------------------------
     Focus 20 Portfolio                      $117          $397            $699           $1,555
     ----------------------------------------------------------------------------------------------
     Equity Portfolio                        $112          $358            $624           $1,383
     ----------------------------------------------------------------------------------------------
     Balanced Portfolio                      $112          $360            $628           $1,393
     ----------------------------------------------------------------------------------------------
     High Yield Portfolio                    $117          $387            $677           $1,502
     ----------------------------------------------------------------------------------------------
     Fixed Income Portfolio                  $ 97          $313            $548           $1,220
     ----------------------------------------------------------------------------------------------
     Government Securities Portfolio         $ 97          $322            $565           $1,263
     ----------------------------------------------------------------------------------------------
     Money Market Portfolio                  $ 46          $212            $392           $  913
     ----------------------------------------------------------------------------------------------

     THE EXAMPLES FOR 3, 5 AND 10 YEARS DO NOT TAKE INTO ACCOUNT THE EXPENSE WAIVED/REIMBURSEMENT DESCRIBED ABOVE. UNDER THE REIMBURSEMENT ARRANGEMENT, YOUR COST FOR THE 3, 5 AND 10 YEAR PERIODS WOULD BE LOWER.

MANAGEMENT


---------------------------------------
Investment Adviser and Sub-Advisers
---------------------------------------

     40|86 Advisors, Inc. ("40|86"), a registered investment adviser (the "Adviser") located at 535 College Drive, Carmel, Indiana 46032, is a wholly-owned subsidiary of Conseco, Inc., a publicly held financial services company (NYSE: CNO). 40|86 manages investments for Conseco, Inc. and other affiliated mutual funds, as well as endowments, corporate and government pension funds, Taft-Hartley pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of December 31, 2003, 40|86 managed more than $27 billion.

     Oak Associates, ltd. ("Oak"), located at 3875 Embassy Parkway, Suite 250, Akron, Ohio, 44333 is the sub-adviser for the Focus 20 Portfolio. Oak is a leading investment management firm with approximately $9.0 billion in assets under management as of December 31, 2003. Oak became sub-adviser for the Focus 20 Portfolio on December 1, 2000. 40|86, not the sub-advised portfolio, pays Oak 0.30% of average daily net assets as compensation for these services.

     Chicago Equity Partners, LLC ("CEP"), located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is the sub-adviser for the Equity Portfolio and the equity portion of the Balanced Portfolio. CEP is a leading investment management firm with approximately $7.0 billion in assets under management as of December 31, 2003. CEP became sub-adviser for the Equity Portfolio and the equity portion of the Balance Portfolio on December 1, 2000. 40|86, not the sub-advised portfolios, pays CEP 0.30% of average daily net assets as compensation for these services.


     Advisory Fees


     For the fiscal year ended 12/31/03, the net advisory fee paid after fee waivers and/or reimbursements to the Adviser by each Portfolio was as follows:

     ---------------------------------------------------------------------------
                                                   Advisory Fees Paid
                                               (expressed as a percentage
        Portfolio Name                          of average daily net assets)
     Focus 20                                             0.55%
     ---------------------------------------------------------------------------
     Equity                                               0.61%
     ---------------------------------------------------------------------------
     Balanced                                             0.60%
     ---------------------------------------------------------------------------
     High Yield                                           0.60%
     ---------------------------------------------------------------------------
     Fixed Income                                         0.45%
     ---------------------------------------------------------------------------
     Government Securities                                0.41%
     ---------------------------------------------------------------------------
     Money Market                                         0.19%
     ---------------------------------------------------------------------------


     The Administrator

     Conseco Services, LLC provides administrative services to the portfolios, including:


     o Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date

     o Supervising the preparation and filing of documents as required by state and federal regulatory agencies

     o  Management and oversight of all third-party service providers


     As compensation for these services, Conseco Services, LLC receives administrative fees computed at the annual rate of 0.15% for the first $200,000,000; 0.10% for the next $300,000,000 and 0.08% in excess of
     $500,000,000 of the Trust's assets.

-------------------------------------------
Portfolio Managers of 40|86 Series Trust
-------------------------------------------

>    Focus 20 Portfolio:

     OAK ASSOCIATES, LTD.: Oak Associates, ltd ("OAK") utilizes a team approach to manage the Portfolio.

>    Equity Portfolio:

     CHICAGO EQUITY PARTNERS, LLC: Chicago Equity Partners, LLC ("CEP") utilizes a team approach to manage the Portfolio.

>    Balanced Portfolio, Equity Portion:

     CHICAGO EQUITY PARTNERS, LLC: CEP utilizes a team approach to manage the Portfolio.

>    Balanced Portfolio, Fixed Income Portion:

     GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER,
     40|86 ADVISORS, INC.

     Mr. Hahn is the portfolio manager for the fixed income portion of the Portfolio. Mr. Hahn is responsible for the portfolio analysis and the management of the institutional client accounts and analytical support for taxable portfolio. He is also responsible for SEC registered investment products, investments in the insurance industry and is portfolio manager of other affiliated investment companies. Mr. Hahn joined the Adviser as a Vice President and portfolio manager in 1989.

>    High Yield Portfolio:

     THOMAS G. HAUSER, CFA, VICE PRESIDENT
     40|86 ADVISORS, INC.

     Mr. Hauser manages the High Yield Portfolio. In addition, he assists in the management of other high-yield and collateralized bond obligation portfolios. Prior to joining 40|86, Mr. Hauser co-managed the High Income Trusts I and II, as well as the Van Kampen Income Trust Fund at Van Kampen Investments.

>    Fixed-Income Portfolio:

     GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER,
     40|86 ADVISORS, INC.

     See Balanced Portfolio for Mr. Hahn's complete biography.

     MICHAEL D. RICHMAN, CFA, SECOND VICE PRESIDENT
     40|86 ADVISORS, INC.

     Mr. Richman is responsible for managing client portfolios with core, core plus and intermediate investment strategies. Prior to joining the Adviser, Mr. Richman worked in Conseco's Investment Reporting Department.

>    Government Securities Portfolio:

     GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER
     40|86 ADVISORS, INC.

     See Balanced Portfolio for Mr. Hahn's complete biography.

     MICHAEL J. DUNLOP, VICE PRESIDENT
     40|86 ADVISORS, INC.

     Mr. Dunlop co-manages the Government Securities Portfolio with Mr. Hahn. In addition, he is responsible for the portfolio management and trading of structured assets at 40|86. Prior to joining 40|86 in July of 2001, Mr. Dunlop worked for Colonial Management Assoc., Inc. trading the subordinate structured assets in their market value Collateralized Bond Obligation.

>    Money Market Portfolio:

     GREGORY J. HAHN, CFA, CHIEF INVESTMENT OFFICER
     40|86 ADVISORS, INC.

     See Balanced Portfolio for Mr. Hahn's complete biography.

YOUR ACCOUNT

---------------------------------------
Purchase and Redemption of Shares
---------------------------------------

     Portfolio shares are currently offered to separate accounts established by insurance companies to fund variable annuity and variable life insurance contracts. Individuals may not purchase Portfolio shares directly from the Trust. Shares of each Portfolio are purchased or redeemed (without a sales charge) at their respective net asset values next computed after receipt of an appropriate order.

        A Portfolio's net asset value (NAV) per share is the total market value of the Portfolio's securities and other assets minus its liabilities divided by the total number of shares outstanding. Because the value of each Portfolio's securities changes every business day, the Portfolio's share price usually changes as well.

     Each Portfolio calculates its NAV per share at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) (NYSE). The NYSE is open every day for trading, except:

     ...........................................................................
       Saturday                       Presidents' Day      Labor Day
       Sunday                         Good Friday          Thanksgiving Day
       New Year's Day                 Memorial Day         Christmas Day
       Martin Luther King, Jr. Day    Independence Day
     ...........................................................................

     The NAV is generally based on the market price of the securities held in a Portfolio. Securities held by all Portfolios other than the Money Market Portfolio are valued based on readily available market quotations.

     The NAV for the Money Market Portfolio is determined using the amortized cost method. In this method, securities are valued at the time of purchase at cost and thereafter assume a constant amortization to maturity of any discount or premium. This method does not take into account unrealized gains and losses, nor does it consider the impact of fluctuating interest rates on the market value of the security. The Money Market Portfolio will attempt to maintain a constant net asset value of $1.00 per share, however, there can be no assurance that it will be able to do so.

     Under the direction of the Board of Trustees, the Portfolios may use a practice known as fair value pricing under the following circumstances:

     o Market quotations are not readily available for securities or other assets

     o Events occur after an exchange closes that are likely to affect the value of a security

     o The Portfolio's management strongly believes a market price is not reflective of a security's appropriate price

     When using fair value pricing, the net asset value of the Portfolios can change over periods during which shareholders cannot purchase or redeem shares.

---------------------------------------
Dividends and Distributions
---------------------------------------

     Each Portfolio distributes at least 90% of its net investment income to its shareholders to meet requirements of the Internal Revenue Code applicable to regulated investment companies. Investors should understand that, they will not receive any dividends or other distributions directly from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

     Dividends from net investment income are declared and reinvested in additional full and fractional shares by each Portfolio according to the schedule below. The Trustees may elect to change dividend distribution intervals.


>    SCHEDULE OF DIVIDEND REINVESTMENTS
     ---------------------------------------------------------------------------
       Portfolio                                      Declared and Reinvested
     ---------------------------------------------------------------------------
       Focus 20 Portfolio                             Annually
     ---------------------------------------------------------------------------
       Equity Portfolio                               Annually
     ---------------------------------------------------------------------------
       Balanced Portfolio                             Quarterly
     ---------------------------------------------------------------------------
       High Yield Portfolio                           Monthly
     ---------------------------------------------------------------------------
       Fixed Income Portfolio                         Monthly
     ---------------------------------------------------------------------------
       Government Securities Portfolio                Monthly
     ---------------------------------------------------------------------------
       Money Market Portfolio                         Daily
     ---------------------------------------------------------------------------


     Capital gains -- i.e., the excess of net long-term capital gain over net short-term capital loss -- are generally declared and distributed to shareholders annually after the close of the Portfolio's fiscal year.

     SEE THE APPLICABLE CONTRACT PROSPECTUS FOR INFORMATION REGARDING THE FEDERAL INCOME TAX TREATMENT OF DISTRIBUTIONS TO THE INSURANCE COMPANY SEPARATE ACCOUNTS.


---------------------------------------
Distribution and Service Plans
---------------------------------------

     The Trust has adopted a Distribution and Service Plan (12b-1 Plan) to compensate Conseco Equity Sales, Inc., the principal underwriter, for its distribution and marketing services and for servicing shareholder accounts. For all the portfolios except the Money Market Portfolio, fees paid to Conseco Equity Sales, Inc., may not exceed 0.25% annually of the average daily net assets. The distribution and service fees are paid out of the assets of each Portfolio on an ongoing basis and will increase the cost of your investment.

     Conseco Equity Sales may make payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and sales related costs.

FINANCIAL HIGHLIGHTS

---------------------------------------
Financial Highlights
---------------------------------------


     The financial highlights table is intended to help you understand the Trust's financial performance for the past five years (or, if shorter, the period of a Portfolio's operations). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP whose report, along with the Trust's financial statements, is included in the Trust's annual report, which is available upon request.

40|86 Series Trust
FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING DURING THE YEAR OR PERIOD ENDED DECEMBER 31,


=================================================================================================================================
                                                                                              FOCUS 20 PORTFOLIO
                                                             --------------------------------------------------------------------
                                                                                2003          2002          2001        2000 (C)
==================================================================================================================================
Net asset value per share, beginning of period ..........................     $ 2.18       $ 4.58       $ 8.48       $10.00
   Income from investment operations:
     Net investment income (loss) .......................................      (0.01)       (0.03)       (0.02)        0.02
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments ......................       1.18        (2.37)       (3.88)       (1.52)
---------------------------------------------------------------------------------------------------------------------------------
       Total income (loss) from investment operations ...................       1.17        (2.40)       (3.90)       (1.50)
---------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income .................................         --           --           --        (0.02)
   Distributions of net realized gains ..................................         --           --           --           --
---------------------------------------------------------------------------------------------------------------------------------
       Total distributions ..............................................         --           --           --        (0.02)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ................................     $ 3.35       $ 2.18       $ 4.58       $ 8.48
---------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b)(d) ..................................................      53.67%      (52.40%)     (46.00%)     (15.04%)
---------------------------------------------------------------------------------------------------------------------------------


Ratios/supplemental data:
   Net assets (dollars in thousands), end of period .....................     $5,099       $  898       $3,062       $3,681
   Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement .......................................       1.30%        1.96%        1.10%        0.90%
     After expense reimbursement ........................................       1.15%        1.15%        1.09%        0.90%
   Ratio of net investment income (loss) to average net assets (b)(e) ...      (0.55%)      (0.57%)      (0.34%)       0.33%
   Portfolio turnover rate (d) ..........................................     179.09%      412.37%      280.48%      351.37%

---------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.


(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.15% on an annual basis. These contractual limits may be discounted at any time after April 30, 2004.


(c) For the period from May 4, 2000 (commencement of operations) through December 31, 2000.

(d)  Not annualized for periods of less than one full year.

(e)  Annualized for periods of less than one full year.

40|86 Series Trust
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,


====================================================================================================================================
                                                                                          EQUITY PORTFOLIO
                                                                      ==============================================================
                                                                          2003        2002        2001        2000          1999
====================================================================================================================================
Net asset value per share, beginning of period ...................... $  14.92    $  17.30    $  19.43    $  23.18      $  21.59
   Income from investment operations:
     Net investment income (loss) ...................................     0.06        0.06        0.07       (0.00)(c)     (0.00)(c)
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments ..................     5.49       (2.38)      (2.07)       0.63         10.63
------------------------------------------------------------------------------------------------------------------------------------
   Total income (loss) from investment operations ...................     5.55       (2.32)      (2.00)       0.63         10.63
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
     Dividends from net investment income ...........................    (0.05)      (0.06)      (0.07)      (0.00)(c)        --
     Distributions of net realized gains ............................       --          --       (0.06)      (4.38)        (9.04)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions ..........................................    (0.05)      (0.06)      (0.13)      (4.38)        (9.04)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ............................ $  20.42    $  14.92    $  17.30    $  19.43      $  23.18
------------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b) .................................................    37.17%     (13.42%)    (10.30%)      2.71%        49.28%
====================================================================================================================================

Ratios/supplemental data:
Net assets (dollars in thousands), end of period .................... $165,798    $148,881    $233,983    $309,201      $300,437
Ratio of expenses to average net assets (b):
     Before expense reimbursement ...................................     1.14%       1.15%       1.02%       0.81%         0.82%
     After expense reimbursement ....................................     1.10%       1.10%       1.02%       0.78%         0.77%
   Ratio of net investment income (loss) to average net assets (b) ..     0.28%       0.32%       0.38%      (0.02%)       (0.10%)
   Portfolio turnover rate ..........................................   106.74%     101.94%     132.69%     431.14%       364.53%
------------------------------------------------------------------------------------------------------------------------------------


(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.


(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.10% on an annual basis. These contractual limits may be discounted at any time after April 30, 2004.


(c)  Amount calculated is less than $0.005 per share.

40|86 Series Trust
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,

====================================================================================================================================
                                                                                         BALANCED PORTFOLIO
                                                                     ===============================================================
                                                                          2003        2002        2001        2000          1999
====================================================================================================================================
Net asset value per share, beginning of period ...................... $  10.25    $  12.16    $  13.45    $  14.65      $  13.67
   Income from investment operations:
     Net investment income ..........................................     0.27        0.36        0.40        0.43          0.42
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments ..................     2.09       (1.91)      (1.29)       0.67          3.72
------------------------------------------------------------------------------------------------------------------------------------
       Total income (loss) from investment operations ...............     2.36       (1.55)      (0.89)       1.10          4.14
------------------------------------------------------------------------------------------------------------------------------------
Distributions:
     Dividends from net investment income ...........................    (0.26)      (0.36)      (0.40)      (0.43)        (0.42)
     Distributions of net realized gains ............................       --          --       (0.00)(c)   (1.87)        (2.74)
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions ..........................................    (0.26)      (0.36)      (0.40)      (2.30)        (3.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ............................ $  12.35    $  10.25    $  12.16    $  13.45      $  14.65
------------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b) .................................................    23.29%     (12.87%)     (6.60%)      7.29%        30.83%
====================================================================================================================================

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................. $ 48,282    $ 44,455    $ 71,635    $ 75,355      $ 51,941
   Ratio of expenses to average net assets (b):
     Before expense reimbursement ...................................     1.15%       1.18%       1.04%       0.83%         0.83%
     After expense reimbursement ....................................     1.10%       1.10%       1.04%       0.78%         0.73%
   Ratio of net investment income to average net assets (b)  ........     2.27%       3.11%       3.16%       2.77%         2.89%
   Portfolio turnover rate ..........................................    99.96%     180.27%     238.63%     334.36%       343.43%
------------------------------------------------------------------------------------------------------------------------------------

(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.


(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.10% on an annual basis. These contractual limits may be discounted at any time after April 30, 2004.


(c)  Amount calculated is less than $0.005 per share.

40|86 Series Trust
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING DURING THE YEAR OR PERIOD ENDED DECEMBER 31,


===============================================================================================================================
                                                                                            HIGH YIELD PORTFOLIO
                                                                        =======================================================
                                                                                2003         2002         2001         2000(c)
===============================================================================================================================
Net asset value per share, beginning of period ..........................     $ 8.86       $ 9.28       $10.07       $10.00
   Income from investment operations:
     Net investment income ..............................................       0.67         0.86         1.10         0.24
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments ......................       1.68        (0.42)       (0.78)        0.07
-------------------------------------------------------------------------------------------------------------------------------
       Total income from investment operations ..........................       2.35         0.44         0.32         0.31
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Dividends from net investment income .................................      (0.68)       (0.86)       (1.11)       (0.24)
   Distributions of net realized gains ..................................         --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
       Total distributions ..............................................      (0.68)       (0.86)       (1.11)       (0.24)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ................................     $10.53       $ 8.86       $ 9.28       $10.07
-------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b)(d) ..................................................      27.38%        5.47%        3.17%        3.20%
-------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period .....................     $10,941      $9,202       $7,091       $4,040
   Ratio of expenses to average net assets (b)(e):
     Before expense reimbursement .......................................       1.25%        1.47%        1.11%        0.90%

     After expense reimbursement ........................................       1.15%        1.15%        1.11%        0.90%
   Ratio of net investment income to average net assets (b)(e) ..........       6.53%        8.95%       11.12%        3.31%
   Portfolio turnover rate (d) ..........................................     125.73%      257.92%      232.18%        1.02%
-------------------------------------------------------------------------------------------------------------------------------


(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.


(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 1.15% on an annual basis. These contractual limits may be discounted at any time after April 30, 2004.


(c) For the period from June 13, 2000 (commencement of operations) through December 31, 2000.

(d)  Not annualized for periods of less than one full year.

(e)  Annualized for periods of less than one full year.

40|86 Series Trust
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,


------------------------------------------------------------------------------------------------------------------------------------
                                                                                       FIXED INCOME PORTFOLIO
                                                                     ---------------------------------------------------------------
                                                                          2003        2002        2001        2000          1999
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period ...................... $   9.66    $   9.88    $   9.63    $   9.39      $  10.05
   Income from investment operations:
     Net investment income ..........................................     0.46        0.58        0.59        0.65          0.62
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments ..................     0.42       (0.13)       0.25        0.24         (0.66)
------------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations .............     0.88        0.45        0.84        0.89         (0.04)
------------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income ...........................    (0.46)      (0.58)      (0.59)      (0.65)        (0.62)
     Distributions of net realized gains ............................       --       (0.09)         --          --            --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ........................................    (0.46)      (0.67)      (0.59)      (0.65)        (0.62)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ............................ $  10.08    $   9.66    $   9.88    $   9.63      $   9.39
------------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b) .................................................     9.33%       4.68%       8.84%       9.87%        (0.44%)
------------------------------------------------------------------------------------------------------------------------------------

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................. $ 35,068    $ 41,957    $ 60,649    $ 37,433      $ 28,899
   Ratio of expenses to average net assets (b):
     Before expense reimbursement ...................................     1.00%       1.02%       0.91%       0.67%         0.67%
     After expense reimbursement ....................................     0.95%       0.95%       0.91%       0.67%         0.67%
   Ratio of net investment income to average net assets (b)  ........     4.61%       5.86%       5.96%       6.87%         6.46%
   Portfolio turnover rate ..........................................   306.65%     370.92%     515.02%     280.73%       337.26%
------------------------------------------------------------------------------------------------------------------------------------


(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.


(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.95% on an annual basis. These contractual limits may be discounted at any time after April 30, 2004.

40|86 Series Trust
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,


===================================================================================================================================
                                                                                   GOVERNMENT SECURITIES PORTFOLIO
                                                                    ===============================================================
                                                                          2003        2002        2001        2000          1999
===================================================================================================================================
Net asset value per share, beginning of period ...................... $  12.04    $  11.70    $  11.54    $  10.96      $  12.15
   Income from investment operations:
     Net investment income ..........................................     0.42        0.47        0.54        0.66          0.64
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments ..................    (0.25)       0.60        0.16        0.58         (1.19)
-----------------------------------------------------------------------------------------------------------------------------------
         Total income (loss) from investment operations .............     0.17        1.07        0.70        1.24         (0.55)
-----------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income ...........................    (0.42)      (0.47)      (0.54)      (0.66)        (0.64)
     Distributions of net realized gains ............................    (0.09)      (0.26)         --          --            --
-----------------------------------------------------------------------------------------------------------------------------------
         Total distributions ........................................    (0.51)      (0.73)      (0.54)      (0.66)        (0.64)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ............................ $  11.70    $  12.04    $  11.70    $  11.54      $  10.96
-----------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b) .................................................     1.36%       9.33%       6.13%      11.71%        (2.48%)
===================================================================================================================================

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................. $ 22,791    $ 41,676    $ 31,267    $ 18,833      $ 13,104
   Ratio of expenses to average net assets (b):
     Before expense reimbursement ...................................     1.04%       0.99%       0.91%       0.66%         0.66%
     After expense reimbursement ....................................     0.95%       0.95%       0.91%       0.66%         0.66%
   Ratio of net investment income to average net assets (b)  ........     3.32%       3.78%       4.60%       5.89%         5.61%
   Portfolio turnover rate ..........................................   175.15%     174.37%     199.41%      69.31%       168.69%
-----------------------------------------------------------------------------------------------------------------------------------


(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.


(b) The Adviser and Administrator have contractually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.95% on an annual basis. These contractual limits may be discounted at any time after April 30, 2004.

40|86 Series Trust
FINANCIAL HIGHLIGHTS


FOR A SHARE OUTSTANDING DURING THE YEAR ENDED DECEMBER 31,


====================================================================================================================================
                                                                                       MONEY MARKET PORTFOLIO
                                                                    ================================================================
                                                                          2003        2002        2001        2000          1999
====================================================================================================================================
Net asset value per share, beginning of period ...................... $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
   Income from investment operations:
     Net investment income ..........................................     0.01        0.01        0.04        0.06          0.05
     Net realized gains (losses) and change in unrealized
       appreciation or depreciation on investments ..................       --       (0.00)(c)    0.00(c)       --            --
------------------------------------------------------------------------------------------------------------------------------------
         Total income from investment operations ....................     0.01        0.01        0.04        0.06          0.05
------------------------------------------------------------------------------------------------------------------------------------
   Distributions:
     Dividends from net investment income ...........................    (0.01)      (0.01)      (0.04)      (0.06)        (0.05)
     Distributions of net realized gains ............................       --       (0.00)(c)      --          --            --
------------------------------------------------------------------------------------------------------------------------------------
         Total distributions ........................................    (0.01)      (0.01)      (0.04)      (0.06)        (0.05)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period ............................ $   1.00    $   1.00    $   1.00    $   1.00      $   1.00
------------------------------------------------------------------------------------------------------------------------------------
Total return (a)(b) .................................................     0.63%       1.24%       3.97%       6.08%         4.87%
====================================================================================================================================

Ratios/supplemental data:
   Net assets (dollars in thousands), end of period ................. $ 41,965    $ 95,767    $129,530    $ 96,616      $ 85,692
   Ratio of expenses to average net assets (b):
     Before expense reimbursement ...................................     0.76%       0.73%       0.72%       0.66%         0.65%
     After expense reimbursement ....................................     0.45%       0.45%       0.43%       0.41%         0.40%
   Ratio of net investment income to average net assets (b)  ........     0.64%       1.23%       3.74%       5.98%         4.93%
------------------------------------------------------------------------------------------------------------------------------------


(a) Total return represents performance of the Trust only and does not include mortality and expense deductions in separate accounts.


(b) The Adviser and Administrator have contarctually agreed to reimburse Portfolio expenses to the extent that the ratio of expenses to average net assets exceeds 0.45% on an annual basis. These contractual limits may be discounted at any time after April 30, 2004.


(c)  Amount calculated is less than $0.005 per share.

FOR MORE INFORMATION

---------------------------------------
For More Information
---------------------------------------

     More information on the 40|86 Series Trust is available free upon request:

>    Shareholder Reports

     Additional information about the Portfolios' investments is available in the Portfolios' annual and semi-annual reports to shareholders. In the Portfolios' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during their most recent fiscal year.

>    Statement Of Additional Information (SAI)

     The SAI provides more details about each Portfolio and its policies. The SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally considered part of) this prospectus.

.................................................................................

>      To obtain a shareholder report, SAI, or other information:

       By Telephone
       Call 866-667-0564

       By Mail
       40|86 Series Trust
       Attn: Administrative Offices
       11825 N. Pennsylvania Street
       Carmel, IN 46032

       By Email
       ir@conseco.com

       On The Internet

       Text-only versions of the prospectuses and other documents pertaining to the Portfolios can be viewed online or downloaded from:

       SEC
       http://www.sec.gov

.................................................................................

     Information about the Trust (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC (phone 800-SEC-0330). Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. Reports and other information about the Portfolios are available on the EDGAR Database on the SEC's Internet Site at http://www.sec.gov; you can obtain copies of this information, after paying a duplicating fee, e-mailing the SEC at publicinfor@sec.gov, or by writing the SEC's public reference section, Washington, DC 20549-0102.

     Registration Number: 811-3641

                                     PART B

                               40|86 SERIES TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2004

      This Statement of Additional Information ("SAI") is not a prospectus. It contains additional information about the 40|86 Series Trust (the "Trust") and should be read in conjunction with the Trust's Prospectus dated May 1, 2004. You can obtain a copy by contacting the Trust's Administrative Office, 11825 N. Pennsylvania Street, Carmel, Indiana 46032 or by phoning 866-667-0564.

                                TABLE OF CONTENTS


                                                                            PAGE
Portfolio History........................................................      2
Investment Restrictions..................................................      2
Investment Strategies....................................................      5
Portfolio Turnover.......................................................      8
Description of Securities and Investment Techniques......................      8
Investment Performance...................................................     30
Securities Transactions..................................................     33
Management...............................................................     34
Other Service Providers..................................................     36
Net Asset Values of the Shares of the Portfolios.........................     43
Dividends, Distributions and Taxes.......................................     43
General..................................................................     44
Independent Auditors.....................................................     45
Financial Statements.....................................................     46

                               INVESTMENT ADVISER

PORTFOLIO HISTORY

      The 40|86 Series Trust (the "Trust") was organized as a Massachusetts business trust on November 15, 1982. The Trust is a no-load, open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "1940 Act"). The Trust is a "series" type of mutual fund which issues separate series of shares, each of which currently represents a separate diversified portfolio of investments. The Trust's series of shares are issued and redeemed at net asset value without a sales load. This SAI relates to the shares of seven portfolios ("Portfolios") of the Trust, each with its own investment objective or objectives and investment policies. There is no assurance that any of the Portfolios will achieve its investment objective. The various Portfolios may be used independently or in combination. 40|86 Advisors, Inc. is the Investment Adviser ("40|86" or the "Adviser") to 40|86 Series Trust.

      The shares of the Portfolios are offered to insurance companies in order to fund certain of their separate accounts used to support variable annuity and variable life insurance contracts (the "Contracts"). Although not currently doing so, 40|86 Series Trust may also serve as an investment medium for qualified pension and retirement plans outside of the separate account context. The rights of an insurance company holding Trust shares for a separate account are different from the rights of the owner of a Contract. The terms
"shareholder" or "shareholders" in this SAI shall refer to the insurance companies, and not to any Contract owner.

      The Trust serves as the underlying investment medium for sums invested in Contracts issued by an affiliated insurance company, Bankers National Life Insurance Company ("Bankers National"), and unaffiliated insurance companies, such as, Jefferson National Life Insurance Company. Trust shares are not offered directly to and may not be purchased directly by members of the public.

INVESTMENT RESTRICTIONS

      The Trust has adopted the following restrictions and policies relating to the investment of assets of the Portfolios and their activities. These are fundamental policies and may not be changed without the approval of the holders of a "majority" of the outstanding shares of each Portfolio affected. Under the 1940 Act, the vote of such a "majority" means the vote of the holders of the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares. A change in policy affecting only one Portfolio may be effected with the approval of the holders of a "majority" of the outstanding shares of such Portfolio.

FOCUS 20 PORTFOLIO AND HIGH YIELD PORTFOLIO

The Focus 20 Portfolio and High Yield Portfolio may not (except as noted):

1. Purchase or sell commodities or commodity contracts except that a Portfolio may purchase or sell options, futures contracts, and options on futures contracts and may engage in interest rate and foreign currency transactions;

2. Borrow money, except that a Portfolio may: (a) borrow from banks, and (b) enter into reverse repurchase agreements, provided that (a) and (b) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings); and except that a Portfolio may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments);

3. Underwrite securities of other issuers except to the extent that a Portfolio may be deemed an underwriter under the Securities Act of 1933 (the "1933 Act") in connection with the purchase or sale of portfolio securities;

4. With respect to 75% of the High Yield Portfolio's total assets, purchase the securities of any issuer if (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer or (b) the Portfolio would own more than 10% of the outstanding voting securities of that issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);


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

5. Purchase any security if thereafter 25% or more of the total assets of the Portfolio would be invested in securities of issuers having their principal business activities in the same industry; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Purchase or sell real estate, except that a Portfolio may purchase securities which are issued by companies which invest in real estate or which are secured by real estate or interests therein;

7. Make loans of its assets if, as a result, more than 33-1/3% of the Portfolio's total assets would be lent to other parties except through (a) entering into repurchase agreements and (b) purchasing debt instruments; or

8.    Issue any senior security, except as permitted under the 1940 Act.

EQUITY  PORTFOLIO,  BALANCED  PORTFOLIO,  FIXED  INCOME  PORTFOLIO,   GOVERNMENT
SECURITIES PORTFOLIO AND MONEY MARKET PORTFOLIO

The Equity Portfolio, Balanced Portfolio, Fixed Income Portfolio, Government Securities Portfolio and Money Market Portfolio may not (except as noted):

1. Purchase securities on margin or sell securities short, except that Portfolios engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions, and except that each Portfolio (except the Money Market Portfolio) may make short sales against the box and that effecting short sales against the box will not be deemed to constitute a purchase of securities on margin;

2. Purchase or sell commodities or commodity contracts (which, for the purpose of this restriction, shall not include foreign currency futures or forward currency contracts), except: (a) any Portfolio (except the Money Market Portfolio) may engage in interest rate futures contracts, stock index futures, futures contracts based on other financial instruments, and options on such futures contracts; and (b) the Balanced Portfolio may engage in futures contracts on gold;

3. Borrow money or pledge, mortgage, or assign assets, except that a Portfolio may: (a) borrow from banks, but only if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent; (b) enter into reverse repurchase agreements, options, futures, options on futures contracts, foreign currency futures contracts and forward currency contracts as described in the Prospectus and in this Statement of Additional Information. (The deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for future contracts, and options on futures contracts and foreign currency futures and forward currency contracts will not be deemed to be pledges of a Portfolio's assets)

4.    Underwrite securities of other issuers;

5. With respect to 75 percent of its total assets, invest more than 5 percent of its assets in the securities of one issuer if thereafter the Portfolio in question would have more than 5 percent of its assets in the securities of any issuer; this restriction does not apply to U.S. Government securities (as defined in the Prospectus);

6. Invest in securities of a company for the purpose of exercising control or management;

7. Write, purchase or sell puts, calls or any combination thereof, except that the Government Securities Portfolio, the Fixed Income Portfolio, the Balanced Portfolio and the Equity Portfolio may write listed covered or secured calls and puts and enter into closing purchase transactions with respect to such calls and puts if, after writing any such call or put, not more than 25 percent of the assets of the Portfolio are subject to covered or secured calls and puts, and except that the Government Securities Portfolio, Fixed Income Portfolio, Balanced Portfolio and Equity Portfolio may purchase calls and puts with a value of up to 5 percent of each such Portfolio's net assets;

8. Participate on a joint, or on a joint and several basis, in any trading account in securities;


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

9. Invest in the securities of issuers in any one industry if thereafter more than 25 percent of the assets of the Portfolio in question would be invested in securities of issuers in that industry; investing in cash items (including time and demand deposits such as certificates of deposit of domestic banks), U.S. Government securities, or repurchase agreements as to these securities, shall not be considered investments in an industry;

10. Purchase or sell real estate, except that it may purchase marketable securities which are issued by companies which invest in real estate interests therein; or

11. Lend any of its assets except to purchase or hold money market instruments permitted by its investment objective and policies.

      In order to limit the risks associated with entry into repurchase agreements, the Trustees have adopted certain criteria (which are not fundamental policies) to be followed by the Portfolios. These criteria provide for entering into repurchase agreement transactions (a) only with banks or broker-dealers meeting certain guidelines for creditworthiness, (b) that are fully collateralized as defined therein, (c) on an approved standard form of agreement and (d) that meet limits on investments in the repurchase agreements of any one bank, broker or dealer.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

      The following restrictions for the Focus 20 Portfolio and High Yield Portfolio are designated as non-fundamental and may be changed by the Trust's Board of Trustees ("Board") without shareholder approval.

1. Sell securities short in an amount exceeding 15% of its assets, except that a Portfolio may, without limit, make short sales against the box. Transactions in options, futures, options on futures and other derivative instruments shall not constitute selling securities short;

2. Purchase securities on margin, except that a Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions and except that margin deposits in connection with transactions in options, futures, options on futures and other derivative instruments shall not constitute a purchase of securities on margin; or

3. Make loans of its assets, except that a Portfolio may enter into repurchase agreements and purchase debt instruments as set forth in its fundamental policy on lending and may lend portfolio securities in an amount not to exceed 33-1/3% of the value of the Portfolio's total assets.

The following investment strategies are each designated as a non-fundamental policy with respect to each named Portfolio and may be changed by the Board without shareholder approval and upon providing shareholders with 60 days notice. These investment strategies are in compliance with Rule 35d-1 under the Investment Company Act of 1940 concerning investment company names.

      EQUITY PORTFOLIO: The Portfolio will invest at least 80% of its assets in U.S. common stocks.

      HIGH YIELD PORTFOLIO: The Portfolio will invest at least 80% of its assets in below investment grade ("high yield") bonds.

      FIXED INCOME PORTFOLIO: The Portfolio will invest at least 80% of its assets in investment grade bonds.

      GOVERNMENT SECURITIES PORTFOLIO: The Portfolio will invest at least 80% of its assets in securities issued by the U.S. government or an agency or instrumentality of the U.S. government.

INVESTMENT STRATEGIES

In addition to the investment strategies described in the Prospectus, the FOCUS 20 PORTFOLIO may:

o Invest in preferred stocks, convertible securities, and warrants, and in debt obligations when the Adviser believes that they are more attractive than stocks on a long-term basis. The debt obligations in which it invests will be primarily investment grade debt securities, U.S. Government securities, or short-term debt securities. However, the Portfolio may invest up to 5% of its total assets in below investment grade securities.

o Invest up to 25% of its total assets in equity and debt securities of foreign issuers. The Portfolio presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for more information.

o Use a variety of investment techniques and strategies, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward contracts and options on foreign currencies; borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements and reverse repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the EQUITY PORTFOLIO may:

o Invest in below investment grade securities, commonly known as "junk bonds".

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objectives. Such strategies and techniques include, but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; borrowing from banks to purchase securities; purchasing foreign securities in the form of American Depositary Receipts ("ADRs"); purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the BALANCED PORTFOLIO may:

o If the Adviser believes that inflationary or monetary conditions warrant a significant investment in companies involved in precious metals, invest up to 10 percent of its total assets in the equity securities of companies exploring, mining, developing, producing, or distributing gold or other precious metals.

o Invest in below investment grade securities, commonly known as "junk bonds".

o     Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including non-U.S. dollar-denominated securities, Eurodollar securities and securities issued, assumed or guaranteed by foreign governments or political subdivisions or instrumentalities thereof. As a non-fundamental operating policy, the Balanced Portfolio will not invest more than 50 percent of its total assets (measured at the time of investment) in foreign securities. See "Description of Securities and Investment Techniques" below for further information.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective, including but not limited to: writing listed "covered" call and "secured" put options, including options on stock indices, and purchasing such options; purchasing and selling, for hedging purposes, stock index, interest rate, gold, and other futures contracts, and purchasing options on such futures contracts; purchasing warrants and preferred and convertible preferred stocks; purchasing foreign securities; entering into foreign currency transactions and
      options  on  foreign   currencies;

      borrowing from banks to purchase securities; purchasing securities of other investment companies; entering into repurchase agreements; purchasing restricted securities; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the HIGH YIELD PORTFOLIO may:

o Invest in below investment grade securities which include corporate debt securities and preferred stock, convertible securities, zero coupon securities, other deferred interest securities, mortgage-backed securities and asset-backed securities. The Portfolio may invest in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's ("S&P"), securities comparably rated by another national statistical rating organization ("NRSRO"), or unrated securities of equivalent quality. Such obligations are highly speculative and may be in default or in danger of default as to principal and interest.

o Invest in high yield municipal securities. The interest on the municipal securities in which the Portfolio invests typically is not except from federal income tax.

o     Invest in zero coupon securities and payment-in-kind securities.

o Invest in equity and debt securities of foreign issuers, including issuers based in emerging markets. As a non-fundamental policy, the Portfolio may invest up to 50% of its total assets (measured at the time of investment) in foreign securities; however, the Portfolio presently does not intend to invest more than 25% of its total assets in such securities. In addition, the Portfolio presently intends to invest in foreign securities only through depositary receipts. See "Foreign Securities" below for further information.

o Invest in private placements, securities traded pursuant to Rule 144A under the 1933 Act (Rule 144A permits qualified institutional buyers to trade certain securities even though they are not registered under the 1933 Act), or securities which, though not registered at the time of their initial sale, are issued with registration rights. Some of these securities may be deemed by the Adviser to be liquid under guidelines adopted by the Board. As a matter of fundamental policy, the Portfolio will not (1) with respect to 75% of the total assets, invest more than 5% in any one issuer, except for U.S. Government securities or (2) with respect to total assets, invest 25% or more in securities of issuers having their principal business activities in the same industry.

o The Portfolio's remaining assets may be held in cash, money market instruments, or securities issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities, or may be invested in common stocks and other equity securities when these types of investments are consistent with the objectives of the Portfolio or are acquired as part of a unit consisting of a combination of fixed income securities and equity investments. Such remaining assets may also be invested in investment grade debt securities, including municipal securities.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objectives. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; entering into foreign currency futures contracts, forward foreign currency contracts ("forward contracts") and options on foreign currencies; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements, reverse repurchase agreements and dollar rolls; investing in when-issued or delayed delivery securities; selling securities short; and entering into swaps and other interest rate transactions. See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the FIXED INCOME PORTFOLIO may:


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

o Invest up to 15 percent of the Portfolio's assets directly in equity securities, including preferred and common stocks, convertible debt securities and debt securities carrying warrants to purchase equity securities.

o Invest up to 20 percent of the Portfolio's assets in debt securities below investment grade.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the GOVERNMENT SECURITIES PORTFOLIO may:

o Invest the portion of the investment Portfolio which is not invested in U.S. Government securities, in high rated debt securities that the Adviser believes will not expose the Portfolio to undue risk.

o Use various investment strategies and techniques when the Adviser determines that such use is appropriate in an effort to meet the Portfolio's investment objective. Such strategies and techniques include, but are not limited to, writing listed "covered" call and "secured" put options and purchasing such options; purchasing and selling, for hedging purposes, interest rate and other futures contracts, and purchasing options on such futures contracts; borrowing from banks to purchase securities; investing in securities of other investment companies; entering into repurchase agreements; investing in when-issued or delayed delivery securities; and selling securities short "against the box." See "Description of Securities and Investment Techniques" below for further information.

In addition to the investment strategies described in the Prospectus, the MONEY MARKET PORTFOLIO may:

o Invest only in U.S. dollar-denominated money market instruments that present "minimal credit risk." At least 95 percent of the Money Market Portfolio's total assets, as measured at the time of investment, must be eligible securities as that term is defined in SEC Rule 2a-7. In general, a money market investment is an eligible security if (1) if it is rated in the highest rating category by (i) any two nationally recognized statistical rating organization ("NRSRO") or, (ii) by the only NRSRO that rated the security; (2) if, in the case of an instrument with a remaining maturity of 13 months or less that was long-term at the time of issuance, the issuer thereof has short-term debt obligations comparable in priority and securities to such security, and that are rated in the highest rating category by (i) any two NRSROs or (ii) the only NRSRO that has rated the security; or (3) in the case of an unrated security, such security is of comparable quality to a security in the highest rating category as determined by the Adviser.

o With respect to no more than 5 percent of its total assets, measured at the time of investment, invest in money market instruments that are in the second-highest rating category for short-term debt obligations.

o Not invest more than 5 percent of its total assets, measured at the time of investment, in securities of any one issuer, except that this limitation shall not apply to U.S. Government securities, and repurchase agreements thereon and except that the Portfolio may invest more than 5 percent of its total assets in securities of a single issuer that are of the highest quality for a period of up to three business days.

o Not invest more than the greater of 1 percent of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities.

o From time to time, purchase securities on a when-issued or delayed delivery basis.

o     Also enter into repurchase agreements.

TEMPORARY DEFENSIVE POSITIONS

When unusual market or other conditions warrant, a Portfolio may temporarily depart from its investment objective. In assuming a temporary defensive position, each Portfolio may make investments as follows:

The Equity Portfolio, Balanced Portfolio and High Yield Portfolio may invest in money market instruments without limit.

The Focus 20 Portfolio may invest without limit in short-term debt securities and cash and money market instruments.

PORTFOLIO TURNOVER

      A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. The Money Market Portfolio does not have a stated portfolio turnover matrix as securities of the type in which it invests are excluded in the usual calculation of that rate. The remaining Portfolios do not have a predetermined rate of portfolio turnover since such turnover will be incidental to transactions taken with a view to achieving their respective objectives.

      Because of the Adviser's active management style, those Portfolios managed directly by the Adviser generally have a higher portfolio turnover than other portfolios and therefore, may have higher taxable distribution and increased trading costs which may impact performance. The following is a list of the Portfolios' portfolio turnover rates for the fiscal year ended December 31, 2002 and 2003:


      --------------------------------------------------------------------
                                                           YEAR ENDED
      --------------------------------------------------------------------
              PORTFOLIO NAME                           2002           2003
      --------------------------------------------------------------------
      Focus 20 Portfolio                               412%           179%
      --------------------------------------------------------------------
      Equity Portfolio                                 102%           107%
      --------------------------------------------------------------------
      Balanced Portfolio                               180%           100%
      --------------------------------------------------------------------
      High Yield Portfolio                             258%           126%
      --------------------------------------------------------------------
      Fixed Income Portfolio                           371%           307%
      --------------------------------------------------------------------
      Government Securities Portfolio                  174%           175%
      --------------------------------------------------------------------

      Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in realized short-term capital gains or losses.

DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

      The different types of securities and investment techniques common to one or more Portfolios all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and there is a substantial risk of decline. With respect to debt securities, there can be no assurance that the issuer of such securities will be able to meet its obligations on interest or principal payments in a timely manner. In addition, the value of debt instruments generally rises and falls inversely with interest rates. The investments and investment techniques common to one or more Portfolios and their risks are described in greater detail below.

      The investment objectives of the Portfolios are not fundamental. Unless specifically designated otherwise, all investment policies and practices described in this SAI are not fundamental, meaning that the Trust's Board of Trustees ("Board") may change them without shareholder approval.

      The following discussion describes in greater detail different types of securities and investment techniques used by the individual Portfolios, as well as the risks associated with such securities and techniques.

U.S. GOVERNMENT SECURITIES AND SECURITIES OF INTERNATIONAL ORGANIZATIONS

      All of the Portfolios may invest in U.S. government securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies, authorities or instrumentalities.

      All of the Portfolios may purchase obligations issued by international organizations, such as Inter-American Development Bank, the Asian-American Development Bank and the International Bank for Reconstruction and Development (the "World Bank"), which are not U.S. Government securities. These international organizations, while not U.S. Government agencies or instrumentalities, have the ability to borrow from member countries, including the United States.

MUNICIPAL OBLIGATIONS

      The Portfolios may invest in Municipal Obligations. Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal; the interest paid on such obligations may be exempt from federal income tax, although current tax laws place substantial limitations on the size of such issues. Such obligations are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. There are, of course, variations in the security of Municipal Obligations, both within a particular classification and between classifications.

SMALL AND MEDIUM CAPITALIZATION COMPANIES

      The Focus 20 Portfolio and Equity Portfolio may invest a substantial portion of its assets in securities issued by small- and mid-cap companies. While these companies generally have potential for rapid growth, investments in such companies often involve greater risks than investments in larger, more established companies because small- and mid-cap companies may lack the management experience, financial resources, product diversification, and competitive strengths of companies with larger market capitalizations. In addition, in many instances the securities of small- and mid-cap companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, these securities may be subject to greater and more abrupt price fluctuations.

When making large sales, a Portfolio may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small- and mid-cap company securities. As a result, an investment in any of these Portfolios may be subject to greater price fluctuations than an investment in a portfolio that invests primarily in larger, more established companies. The Adviser's research efforts may also play a greater role in selecting securities for these Portfolios than in a portfolio that invests in larger, more established companies.

PREFERRED STOCK

      Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer's assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

DEBT SECURITIES

      All  Portfolios  may  invest  in U.S.  dollar-denominated  corporate  debt securities of domestic issuers, and the Focus 20 Portfolio, the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in debt securities of foreign issuers that may or may not be U.S. dollar-denominated.

      The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Debt securities rated BBB or Baa, which are considered medium-grade category debt securities, do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated debt securities, and generally have some speculative characteristics. A debt security will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking. Any debt security, and particularly those rated Baa or BBB (or below), may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal.

      Corporate debt securities may pay fixed or variable rates of interest or interest at a rate contingent upon some other factor, such as price of some commodity. These securities may be convertible into preferred or common stock, or may be bought as part of a unit containing common stock. A debt security may be subject to redemption at the option of the issuer at a price set in the security's governing instrument.

      In selecting corporate debt securities for the Focus 20 Portfolio and High Yield Portfolio, the Adviser reviews and monitors the creditworthiness of each issuer and issue. The Adviser also analyzes interest rate trends and specific developments which it believes may affect individual issuers.

      As discussed more fully earlier in the SAI, the Money Market Portfolio may invest in rated debt securities only if they are rated in one of the two highest short-term ratings categories. The Fixed Income Portfolio and Government Securities Portfolio will invest in rated debt securities only if they are rated "investment grade," except that the Fixed Income Portfolio may invest up to 10 percent of the Portfolio's assets in below investment grade debt securities. The Equity Portfolio and the Balanced Portfolio will not invest in rated debt securities which are rated below Caa/CCC. All Portfolios may invest in unrated securities as long as the Adviser determines that such securities have investment characteristics comparable to securities that would be eligible for investment by a Portfolio by virtue of a rating. Many securities of foreign issuers are not rated by Moody's or

Standard & Poor's; therefore, the selection of such issuers depends, to a large extent, on the credit analysis performed or used by the Adviser.

BELOW INVESTMENT GRADE SECURITIES

      IN GENERAL. The Focus 20 Portfolio, the Equity Portfolio, the Balanced Portfolio, the High Yield Portfolio and the Fixed Income Portfolio may invest in below investment grade securities. Below investment grade securities (also referred to as "high yield securities) are securities rated BB+ or lower by S&P or Ba1 or lower by Moody's, securities comparably rated by another NRSRO, or unrated securities of equivalent quality. Below investment grade securities are deemed by the rating agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. As discussed below, these risks are significantly greater in the case of below investment grade securities.

      Below investment grade securities generally offer a higher yield than that available from higher-rated issues with similar maturities, as compensation for holding a security that is subject to greater risk. Below investment grade securities are deemed by rating agencies to be predominately speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk or exposure to adverse conditions. Below investment grade securities involve higher risks in that they are especially subject to (1) adverse changes in general economic conditions and in the industries in which the issuers are engaged, (2) adverse changes in the financial condition of the issuers, (3) price fluctuation in response to changes in interest rates and (4) limited liquidity and secondary market support.

      Subsequent to purchase by a Portfolio (except the High Yield Portfolio), an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, the Portfolio will engage in an orderly disposition on the downgraded securities to the extent necessary to ensure that its holdings do not exceed the permissible amount as set forth in the Prospectus and this SAI.

      EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of below investment grade securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Below investment grade securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of below investment grade securities may experience financial stress which may adversely affect their ability to service their debt obligations, meet projected business goals, and obtain additional financing. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Portfolio's net asset value.

      PAYMENT EXPECTATIONS. Below investment grade securities may contain redemption, call or prepayment provisions which permit the issuer of such securities to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Portfolio may have to replace the securities with a lower yielding security, which would result in a lower return.

      CREDIT RATINGS. Credit ratings issued by credit-rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. With regard to an investment in below investment grade securities, the achievement of a Portfolio's investment objective may be more dependent on the

Adviser's own credit analysis than is the case for higher rated securities. Although the Adviser considers security ratings when making investment decisions, it does not rely solely on the ratings assigned by the rating services. Rather, the Adviser performs research and independently assesses the value of particular securities relative to the market. The Adviser's analysis may include consideration of the issuer's experience and managerial strength, changing financial condition, borrowing requirements or debt maturity schedules, and the issuer's responsiveness to changes in business conditions and interest rates. It also considers relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

      The Adviser buys and sells debt securities principally in response to its evaluation of an issuer's continuing ability to meet its obligations, the availability of better investment opportunities, and its assessment of changes in business conditions and interest rates.

      LIQUIDITY AND VALUATION. Below investment grade securities may lack an established retail secondary market, and to the extent a secondary trading market does exist, it may be less liquid than the secondary market for higher rated securities. The lack of a liquid secondary market may negatively impact a Portfolio's ability to dispose of particular securities. The lack of a liquid secondary market for certain securities may also make it more difficult for a Portfolio to obtain accurate market quotations for purposes of valuing the Portfolio's portfolio. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of below investment grade securities, especially in a thinly traded market.

      Because of the many risks involved in investing in below investment grade securities, the success of such investments is dependent upon the credit analysis of the Adviser. Although the market for below investment grade securities is not new, and the market has previously weathered economic downturns, the past performance of the market for such securities may not be an accurate indication of its performance during future economic downturns or periods of rising interest rates. Differing yields on debt securities of the same maturity are a function of several factors, including the relative financial strength of the issuers.

CONVERTIBLE SECURITIES

      A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure.

      The value of a  convertible  security  is a  function  of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies, whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument, which could have an adverse effect on a Portfolio's ability to achieve its investment objective.

MORTGAGE-BACKED SECURITIES

      Each Portfolio other than the Money Market Portfolio may invest in mortgage-backed securities. Mortgage-backed securities are interests in "pools" of mortgage loans made to residential home buyers including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (see "Mortgage Pass-Through Securities," below). These Portfolios may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations" below), and in other types of mortgage-related securities.

The Focus 20 Portfolio presently does not intend to invest more than 5% of its assets in mortgage-backed securities.

      MORTGAGE PASS-THROUGH SECURITIES. These are securities representing interests in "pools" of mortgages in which periodic payments of both interest and principal on the securities are made by "passing through" periodic payments made by the individual borrowers on the residential mortgage loans underlying such securities (net of fees paid to the issuer or guarantor of the securities and possibly other costs). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, ("GNMA")), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC")). Mortgage pass-through securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be uninsured or may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

      GNMA CERTIFICATES. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages may be purchased at any time prior to maturity, will be subject to normal principal amortization, and may be prepaid prior to maturity. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates.

      FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. FNMA, a federally chartered and privately owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest, but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA also issues REMIC certificates, which represent interests in a trust funded with FNMA certificates. REMIC certificates are guaranteed by FNMA and not by the full faith and credit of the U.S. Government.

      FHLMC, a corporate instrumentality of the U.S. Government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but these securities are not backed by the full faith and credit of the U.S. Government.

      As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MORTGAGE-BACKED BONDS. All Portfolios other than the Money Market Portfolio may purchase mortgage-backed securities issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates of such institutions established to issue these securities) in the form of either collateralized mortgage obligations ("CMOs") or mortgage-backed bonds. CMOs are obligations fully collateralized directly or indirectly by a pool of mortgages on which payments of principal and interest are dedicated to payment of principal and interest on the CMOs. Payments are passed through to the holders on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds may be callable by the issuer prior to maturity). Although the mortgage-related securities securing these obligations may be subject to a government guarantee or third-party support, the obligation itself is not so guaranteed. Therefore, if the collateral securing the obligation is insufficient to make payment on the obligation, a holder could sustain a loss. If new types of mortgage-related securities are developed and offered to other types of investors, investments in such securities will be considered.

      STRIPPED MORTGAGE-BACKED SECURITIES. The High Yield Portfolio may invest in stripped mortgage-backed securities, which are derivative securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets. The Portfolio may purchase securities representing only the interest payment portion of the underlying mortgage pools (commonly referred to as "IOs") or only the principal portion of the underlying mortgage pools (commonly referred to as "POs"). Stripped mortgage-backed securities are more sensitive to changes in prepayment and interest rates and the market for such securities is less liquid than is the case for traditional debt securities and mortgage-backed securities. The yield on IOs is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of repayment may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio will fail to recoup fully its initial investment in these securities, even if they are rated high quality. Most IOs and POs are regarded as illiquid and will be included in the Portfolio's limit on illiquid securities.

      RISKS OF MORTGAGE-BACKED SECURITIES. Mortgage pass-through securities, such as GNMA certificates or FNMA and FHLMC mortgage-backed obligations, or modified pass-through securities, such as CMOs issued by various financial institutions and IOs and POs, are subject to, early repayment of principal arising from prepayments of principal on the underlying mortgage loans (due to the sale of the underlying property, the refinancing of the loan, or foreclosure). Prepayment rates vary widely and may be affected by changes in market interest rates and other economic trends and factors. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-backed security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the securities. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages.

ASSET-BACKED SECURITIES

      Each Portfolio other than the Money Market Portfolio may purchase asset-backed securities. Asset-backed securities represent fractional interests in pools of leases, retail installment loans and revolving credit receivables, both secured and unsecured. These assets are generally held by a trust. Payments of principal and interest or interest only are passed through to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.

      Underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying car loans or other receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. Other asset-backed securities may be developed in the future.

ZERO COUPON BONDS

      The Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio may invest in zero coupon securities. Zero coupon bonds are debt obligations which make no fixed interest payments but instead are issued at a significant discount from face value. Like other debt securities, the market price can reflect a premium or discount, in addition to the original issue discount, reflecting the market's judgment as to the issuer's creditworthiness, the interest rate or other similar factors. The original issue discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity (or the first interest payment date) at a rate of interest reflecting the market rate at the time of issuance. Because zero coupon bonds do not make periodic interest payments, their prices can be very volatile when market interest rates change.

      The original issue discount on zero coupon bonds must be included in a Portfolio's income ratably as it accrues. Accordingly, to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax, a Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Portfolio's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Such sales could occur at a time which would be disadvantageous to a Portfolio and when the Portfolio would not otherwise choose to dispose of the assets.

PAY-IN-KIND BONDS

      The Balanced Portfolio and High Yield Portfolio may invest in pay-in-kind bonds. These bonds pay "interest" through the issuance of additional bonds, thereby adding debt to the issuer's balance sheet. The market prices of these securities are likely to respond to changes in interest rates to a greater degree than the prices of securities paying interest currently. Pay-in-kind bonds carry additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Portfolio will realize no cash until the cash payment date and the Portfolio may obtain no return at all on its investment if the issuer defaults.

      The holder of a pay-in-kind bond must accrue income with respect to these securities prior to the receipt of cash payments thereon. To avoid liability for federal income and excise taxes, a Portfolio most likely will be required to distribute income accrued with respect to these securities, even though the Portfolio has not received that income in cash, and may be required to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

TRUST ORIGINATED PREFERRED SECURITIES

      The High Yield Portfolio may invest in trust originated preferred securities, a relatively new type of security issued by financial institutions such as banks and insurance companies and other issuers. Trust originated preferred securities represent interests in a trust formed by the issuer. The trust sells preferred shares and invests the proceeds in notes issued by the same entity. These notes may be subordinated and unsecured. Distributions on the trust originated preferred securities match the interest payments on the notes; if no interest is paid on the notes, the trust will not make current payments on its preferred securities. Issuers of the notes currently enjoy favorable tax treatment. If the tax characterization of these securities were to change adversely, they could be redeemed by the issuers, which could result in a loss to a Portfolio. In addition, some trust originated preferred securities are available only to qualified institutional buyers under Rule 144A.

LOAN PARTICIPATIONS AND ASSIGNMENTS

      The High Yield Portfolio may invest in loan participations or assignments. In purchasing a loan participation or assignment, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. Both the lending bank and the borrower may be deemed to be "issuers" of a loan participation. Many such loans are secured and most impose restrictive covenants which must be met by the borrower and which are generally more stringent than the covenants available in publicly traded debt securities. However, interests in some loans may not be secured, and a Portfolio will be exposed to a risk of loss if the borrower defaults. There is no assurance that the collateral can be liquidated in particular cases, or that its liquidation value will be equal to the value of the debt. Loan participations may also be purchased by a

Portfolio when the borrowing company is already in default. Borrowers that are in bankruptcy may pay only a small portion of the amount owed, if they are able to pay at all. Where a Portfolio purchases a loan through an assignment, there is a possibility that the Portfolio will, in the event the borrower is unable to pay the loan, become the owner of the collateral. This involves certain risks to the Portfolio as a property owner.

      In purchasing a loan participation, a Portfolio may have less protection under the federal securities laws than it has in purchasing traditional types of securities. Loans are often administered by a lead bank, which acts as agent for the lenders in dealing with the borrower. In asserting rights against the borrower, a Portfolio may be dependent on the willingness of the lead bank to assert these rights, or upon a vote of all the lenders to authorize the action. Assets held by the lead bank for the benefit of the Portfolio may be subject to claims of the lead bank's creditors. A Portfolio's ability to assert its rights against the borrower will also depend on the particular terms of the loan agreement among the parties. Many of the interests in loans purchased by a Portfolio will be illiquid and therefore subject to the Portfolio's limit on illiquid investments.

COLLATERALIZED BOND OBLIGATIONS

      A collateralized bond obligation ("CBO") is a type of asset-backed security. Specifically, a CBO is an investment grade bond which is backed by a diversified pool of high risk, high yield fixed income securities. The pool of high yield securities is separated into "tiers" representing different degrees of credit quality. The top tier of CBOs is backed by the pooled securities with the highest degree of credit quality and pays the lowest interest rate. Lower-tier CBOs represent lower degrees of credit quality and pay higher interest rates to compensate for the attendant risk. The bottom tier typically receives the residual interest payments (I.E. money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The return on the bottom tier of CBOs is especially sensitive to the rate of defaults in the collateral pool.

EURODOLLAR AND YANKEEDOLLAR OBLIGATIONS

      Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankeedollar obligations are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

FOREIGN SECURITIES

      The Focus 20 Portfolio, the Balanced Portfolio and the High Yield Portfolio may invest in equity securities of foreign issuers. The Balanced Portfolio and High Yield Portfolio may invest up to 50 percent of its net assets in such securities, while the Focus 20 may invest up to 25% of its net assets in such securities. The Equity Portfolio and Balanced Portfolio may invest in American Depositary Receipts ("ADRs"), which are described below. The Fixed Income Portfolio may invest in debt obligations of foreign issuers, including foreign governments and their agencies and instrumentalities.

      Investments in foreign securities may offer unique potential benefits such as substantial growth in industries not yet developed in the particular country. Such investments also permit a Portfolio to invest in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets.

      Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign and domestic exchange rates, and the possible imposition of exchange controls or other foreign governmental laws or restrictions on foreign investments or repatriation of capital. In addition, with respect to certain countries, there is the possibility of nationalization or expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries. Since the Balanced Portfolio and the High Yield Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in each Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Each Portfolio generally will incur costs in connection with conversion between various currencies.

      There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. A Portfolio might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

      All of the foregoing risks may be intensified in emerging markets.

      Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors in all cases.

      ADRs are certificates issued by a U.S. bank or trust company representing the right to receive securities of a foreign issuer deposited in a foreign subsidiary or branch or a correspondent of that bank. Generally, ADRs are designed for use in U.S. securities markets and may offer U.S. investors more liquidity than the underlying securities. The Portfolio may invest in unsponsored ADRs. The issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of such ADRs. European Depositary Receipts ("EDRs") are certificates issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. EDRs are designed for use in European securities markets.

RESTRICTED SECURITIES, 144A SECURITIES AND ILLIQUID SECURITIES


      The Focus 20 Portfolio, the Equity Portfolio, the Balanced Portfolio, the High Yield Portfolio, the Fixed Income Portfolio and the Government Securities Portfolio may invest in restricted securities such as private placements, and in 144A securities. Once acquired, restricted securities may be sold by a Portfolio only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. If sold in a privately negotiated transaction, a Portfolio may have difficulty finding a buyer and may be required to sell at a price that is less than the Adviser had anticipated. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities are generally considered illiquid.

      Rule 144A securities, although not registered, may be resold to qualified institutional buyers and qualified purchasers in accordance with Rule 144A under the 1933 Act. The Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid.

      A Portfolio may not invest in any illiquid restricted security if, after acquisition thereof, more than 15 percent of the Portfolio's assets would be invested in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

      The Trust may, on behalf of each Portfolio, purchase securities on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought with payment and delivery taking place in the future. The settlement dates of these transactions, which may be a month or more after entering into the transaction, are determined by mutual agreement of the parties. The Trust bears the risk that, on the settlement date, the market value of the securities may vary from the purchase price. At the time the Trust makes a commitment to purchase securities on a when- issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining the net asset value of the Portfolio in question. There are no fees or other expenses associated with these types of transactions other than normal transaction costs. To the extent the Trust engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring portfolio instruments consistent with the investment objective and policies of the respective Portfolio and not for the purpose of investment leverage or to speculate on interest rate changes. When effecting when-issued and delayed delivery transactions, cash or liquid securities of a Portfolio in an amount sufficient to make payment for the obligations to be purchased will be segregated at the trade date and maintained until the transaction has been settled. The Adviser will ensure that such assets are segregated at all times and are sufficient to satisfy these obligations. The Portfolio may dispose of these securities before the issuance thereof. However, absent extraordinary circumstances not presently foreseen, it is the Trust's policy not to divest itself of its right to acquire these securities prior to the settlement date thereof.

VARIABLE AND FLOATING RATE SECURITIES

      Each Portfolio may invest in variable and floating rate securities. Variable rate securities provide for automatic establishment of a new interest rate at fixed intervals (i.e., daily, monthly, semi-annually, etc.). Floating rate securities provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

      Variable or floating rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value. In many cases, the demand feature can be exercised at any time on seven days' notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year.

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS

      Each Portfolio may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The Focus 20 Portfolio, Equity Portfolio, High Yield Portfolio, Fixed Income Portfolio and Money Market Portfolio may each invest in obligations of foreign branches of domestic commercial banks and foreign banks so long as the securities are U.S. dollar-denominated. The Balanced Portfolio may also invest in these types of instruments but such instruments will not necessarily be U.S. dollar-denominated. See "Foreign Securities" below for information regarding risks associated with investments in foreign securities.

      The Portfolios will not invest in obligations issued by a commercial bank or S&L unless:

1. The bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by Moody's or Standard & Poor's, or, if the institution has no outstanding securities rated by Moody's or Standard & Poor's, it has, in the determination of the Adviser, similar credit-worthiness to institutions having outstanding securities so rated;

2.    In the case of a U.S. bank or S&L, its deposits are federally insured; and

3. In the case of a foreign bank, the security is, in the determination of the Adviser, of an investment quality comparable with other debt securities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

COMMERCIAL PAPER

Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

STANDARD AND POOR'S DEPOSITARY RECEIPT (SPDRS)

The Portfolios may purchase securities that represent ownership in long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of the S&P 500 Index. A SPDR entitles a holder to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the S&P 500 stocks in the underlying portfolio, less trust expenses.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

      Each Portfolio may enter into repurchase agreements and reverse repurchase agreements. Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. In these transactions, a Portfolio purchases U.S. Treasury obligations or U.S. Government securities (the "underlying securities") from a broker or bank, which agrees to repurchase the underlying securities on a certain date or on demand and at a fixed price calculated to produce a previously agreed upon return to the Portfolio. If the broker or bank were to default on its repurchase obligation and the underlying securities were sold for a lesser amount, the Portfolio would realize a loss. A repurchase transaction will be subject to guidelines approved by the Board of Trustees of the Trust, which include monitoring the credit-worthiness of the parties with which the Portfolio engages in repurchase transactions, obtaining collateral at least equal in value to the repurchase obligation, and marking the collateral to market on a daily basis.

      A reverse repurchase agreement involves the temporary sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Such agreements are short-term in nature. A Portfolio will segregate cash or liquid securities whenever it enters into reverse repurchase agreements. Such transactions may be considered to be borrowings.

      Although not one of the Trust's fundamental policies, it is the Trust's present policy not to enter into a repurchase transaction which will cause more than 10 percent of the assets of the Money Market Portfolio, the Government Securities Portfolio or the Fixed Income Portfolio to be subject to repurchase agreements having a maturity of more than seven days. This 10 percent limit also includes the aggregate of (i) fixed time deposits subject to withdrawal penalties, other than overnight deposits; and (ii) any restricted securities (i.e., securities which cannot freely be sold for legal reasons) and any securities for which market quotations are not readily available; however, this 10 percent limit does not include any obligations payable at principal amount plus accrued interest, on demand or within seven days after demand, and thus does not include repurchase agreements having a maturity of seven days or less.

MORTGAGE DOLLAR ROLLS

      In a mortgage dollar roll, a Portfolio sells a fixed income security for delivery in the current month and simultaneously contracts to repurchase a substantially similar security (same type, coupon and maturity) on a specified future date. During the roll period, the Portfolio would forego principal and interest paid on such securities. The Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by any interest earned on the proceeds of the initial sale.

      In accordance with regulatory requirements, a Portfolio will segregate cash or liquid securities whenever it enters into mortgage dollar rolls. Such transactions may be considered to be borrowings for purposes of the Portfolios' fundamental policies concerning borrowings.

WARRANTS

      The Focus 20 Portfolio, Equity Portfolio and Balanced Portfolio may invest in warrants. Each of these Portfolios may invest up to 5 percent of its net assets in warrants (not including those that have been acquired in units or attached to other securities), measured at the time of acquisition, and each such Portfolio may acquire a warrant not listed on the New York or American Stock Exchanges if, after such acquisition, no more than 2 percent of the Portfolio's net assets would be invested in such warrants.

      The holder of a warrant has the right to purchase a given number of shares of a security of a particular issuer at a specified price until expiration of the warrant. Such investments provide greater potential for profit or loss than a direct purchase of the same amount of the securities. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and are considered speculative investments. They pay no dividends and confer no rights other than a purchase option. If a warrant is not exercised by the date of its expiration, a Portfolio would lose its entire investment in such warrant.

INTEREST RATE TRANSACTIONS

      The Focus 20 Portfolio and the High Yield Portfolio may seek to protect the value of its investments from interest rate fluctuations by entering into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. A Portfolio may also enter into these transactions to protect against an increase in the price of securities a Portfolio anticipates purchasing at a later date. Each Portfolio intends to use these transactions as a hedge and not as speculative investments.

      Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines elements of buying a cap and selling a floor.

      A Portfolio may enter into interest rate swaps, caps, floors, and collars on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will only enter into such transactions on a net basis, i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap, cap, floor, or collar will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate value at least equal to the accrued excess will be maintained in a segregated account by the custodian.

      A Portfolio will not enter into any interest rate transaction unless the unsecured senior debt or the claims- paying ability of the other party thereto is rated in the highest rating category of at least one NRSRO at the time of entering into such transaction. If there is a default by the other party to such transaction, a Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents. As a result, the swap market has become well established and provides a degree of liquidity. Caps, floors and collars are more recent innovations which tend to be less liquid than swaps.

STEP DOWN PREFERRED SECURITIES

      Step down preferred securities are issued by a real estate investment trust ("REIT") making a mortgage loan to a single borrower. The dividend rate paid by these securities is initially relatively high, but declines yearly. The securities are subject to call if the REIT suffers an unfavorable tax event, and to tender by the issuer's equity holder in the tenth year; both events could be on terms unfavorable to the holder of the preferred securities. The value of these securities will be affected by changes in the value of the underlying mortgage loan. The REIT is not diversified, and the value of the mortgaged property may not cover its obligations. Step down perpetual preferred securities are considered restricted securities under the 1933 Act.

FUTURES CONTRACTS

      The Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities may engage in futures contracts and may purchase and sell interest rate futures contracts. The Equity and Balanced Portfolios may purchase and sell stock index futures contracts, interest rate futures contracts, and futures contracts based upon other financial instruments and components. The Balanced Portfolio may also engage in gold and other precious metals futures contracts.

      Such investments may be made by these Portfolios solely for the purpose of hedging against the effect that changes in general market conditions, interest rates, and conditions affecting particular industries may have on the values of securities held in a Portfolio or in which a Portfolio intends to purchase, and not for purposes of speculation.

      GENERAL DESCRIPTION OF FUTURES CONTRACTS. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a particular financial instrument (debt security) or commodity for a specified price at a designated date, time, and place. Although futures contracts by their terms require actual future delivery of and payment for the underlying financial instruments, such contracts are usually closed out before the delivery date. Closing out an open futures contract position is effected by entering into an offsetting sale or purchase, respectively, for the same aggregate amount of the same financial instrument on the same delivery date. Where a Portfolio has sold a futures contract, if the offsetting price is more than the original futures contract purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss.

      At the time a Portfolio enters into a futures contract, an amount of cash, or liquid securities equal to the fair market value less initial margin of the futures contract, will be deposited in a segregated account with the Trust's custodian to collateralize the position and thereby ensure that such futures contract is covered. A Portfolio may be required to deposit additional assets in the segregated account in order to continue covering the contract as market conditions change. In addition, each Portfolio will comply with certain regulations of the Commodity Futures Trading Commission to qualify for an exclusion from being a "commodity pool operator".

      INTEREST RATE FUTURES CONTRACTS. The Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may purchase and sell interest rate futures contracts. An interest rate futures contract is an obligation traded on an exchange or board of trade that requires the purchaser to accept delivery, and the seller to make delivery, of a specified quantity of the underlying financial instrument, such as U.S. Treasury bills and bonds, in a stated delivery month, at a price fixed in the contract.

      These Portfolios may purchase and sell interest rate futures as a hedge against changes in interest rates that adversely impact the value of debt instruments and other interest rate sensitive securities being held by a Portfolio. A Portfolio might employ a hedging strategy whereby it would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such a purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intends to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

      A Portfolio would sell an interest rate futures contract to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, this would ordinarily cause the Portfolio to give up income on its investment since long-term rates normally exceed short-term rates.

      OPTIONS ON FUTURES CONTRACTS. The Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may purchase options on interest rate futures contracts, although these Portfolios will not write options on any such contracts. A futures option gives a Portfolio the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer of the option is assigned the opposite short position. In the case of a put option, the converse is true. In most cases, however, a Portfolio would close out its position before expiration by an offsetting purchase or sale.

      The Portfolios would enter into options on futures contracts only in connection with hedging strategies. Generally, these strategies would be employed under the same market conditions in which a Portfolio would use put and call options on debt securities, as described in "Options on Securities" below.

      STOCK INDEX FUTURES CONTRACTS. The Focus 20, Equity and Balanced Portfolios may purchase and sell stock index futures contracts. A "stock index" assigns relative values to the common stocks included in an index (for example, the Standard & Poor's 500 and Composite Stock Price Index or the New York Stock Exchange Composite Index), and the index fluctuates with changes in the market values of such stocks. A stock index futures contract is a bilateral agreement to accept or make payment, depending on whether a contract is purchased or sold, of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold.

      To the extent that changes in the value of the Focus 20 Portfolio, the Equity Portfolio or the Balanced Portfolio correspond to changes in a given stock index, the sale of futures contracts on that index ("short hedge") would substantially reduce the risk to the Portfolio of a market decline and, by so doing, provide an alternative to a liquidation of securities position, which may be difficult to accomplish in a rapid and orderly fashion. Stock index futures contracts might also be sold:

1. When a sale of portfolio securities at that time would appear to be disadvantageous in the long-term because such liquidation would:

      a.    Forego possible appreciation,
      b. Create a situation in which the securities would be difficult to repurchase, or
      c.    Create substantial brokerage commission;

2. When a liquidation of part of the investment portfolio has commenced or is contemplated, but there is, in the Adviser's determination, a substantial risk of a major price decline before liquidation can be completed; or

3.    To close out stock index futures purchase transactions.

      Where the Adviser anticipates a significant market or market sector advance, the purchase of a stock index futures contract ("long hedge") affords a hedge against the possibility of not participating in such advance at a time when a Portfolio is not fully invested. Such purchases would serve as a temporary substitute for the purchase of individual stocks, which may then be purchased in an orderly fashion. As purchases of stock are made, an amount of index futures contracts which is comparable to the amount of stock purchased would be terminated by offsetting closing sales transactions. Stock index futures might also be purchased:

1. If the Portfolio is attempting to purchase equity positions in issues which it may have or is having difficulty purchasing at prices considered by the Adviser to be fair value based upon the price of the stock at the time it qualified for inclusion in the investment portfolio, or

2.    To close out stock index futures sales transactions.

      GOLD FUTURES CONTRACTS. The Balanced Portfolio may enter into futures contracts on gold. A gold futures contract is a standardized contract which is traded on a regulated commodity futures exchange, and which provides for the future delivery of a specified amount of gold at a specified date, time, and price. When the Portfolio purchases a gold futures contract, it becomes obligated to take delivery and pay for the gold from the seller in accordance with the terms of the contract. When the Portfolio sells a gold futures contract, it becomes obligated to make delivery of the gold to the purchaser in accordance with the terms of the contract. The Portfolio will enter into gold futures contracts only for the purpose of hedging its holdings or intended holdings of gold stocks. The Portfolio will not engage in these contracts for speculation or for achieving leverage. The hedging activities may include purchases of futures contracts as an offset against the effect of anticipated increases in the price of gold or sales of futures contracts as an offset against the effect of anticipated declines in the price of gold.

      RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options for hedging purposes. While hedging transactions may protect a Portfolio against adverse movements in the general level of interest rates and economic conditions, such transactions could also preclude the Portfolio from the opportunity to benefit from favorable movements in the underlying component. There can be no guarantee that the anticipated correlation between price movements in the hedging vehicle and in the portfolio securities being hedged will occur. An incorrect correlation could result in a loss on both the hedged securities and the hedging vehicle so that the Portfolio's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and credit-worthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

      There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day. Once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. In addition, certain of these instruments are relatively new and without a significant trading history. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements and continue to incur losses until the position is closed.

      A Portfolio will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade. A Portfolio will not enter into a futures contract or purchase a futures option if immediately thereafter the initial margin deposits for futures contracts held by the Portfolio plus premiums paid by it for open futures options positions, excluding transactions entered into for bona fide hedging purposes and less the amount by which any such positions are "in-the-money" (i.e., the amount by which the value of the contract exceeds the exercise price), would exceed 5 percent of the Portfolio's net assets.

OPTIONS ON SECURITIES AND SECURITIES INDICES

      The Focus 20, Equity, Balanced, Fixed Income and Government Securities Portfolios may purchase put and call options on securities, and the Focus 20, Equity and Balanced Portfolios may purchase put and call options on stock indices at such times as the Adviser deems appropriate and consistent with a
Portfolio's investment objective. Such Portfolios may also write listed "covered" calls and "secured" put options. A Portfolio may write covered and secured options with respect to not more than 25 percent of its net assets. A Portfolio may purchase call and put options with a value of up to 5 percent of its net assets. Each of these Portfolios may enter into closing transactions in order to terminate its obligations either as a writer or a purchaser of an option prior to the expiration of the option.

      PURCHASING OPTIONS ON SECURITIES. An option on a security is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security (in the case of a call option) or to sell a specified security (in the case of a put option) from or to the seller ("writer") of the option at a designated price during the term of the option. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value. Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held by a Portfolio would enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio would continue to receive interest income on such security.

      A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities which the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transactional costs paid on the option which is sold.

      WRITING COVERED CALL AND SECURED PUT OPTIONS. In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, the Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may each write "covered" call and "secured" put options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice from OCC if exchanged traded requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

      In order to earn additional income or to protect partially against increases in the value or securities to be purchased, the Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios may write "secured" put options. During the option period, the writer of a put option may be assigned an exercise notice requiring the writer to purchase the underlying security at the exercise price.

      A Portfolio may write a call or put option only if the call option is "covered" or the put option is "secured" by the Portfolio. Under a covered call option, the Portfolio is obligated, as the writer of the option, to own the underlying securities subject to the option or hold a call at an equal or lower exercise price, for the same exercise period, and on the same securities as the written call. Under a secured put option, a Portfolio must maintain, in a segregated account with the Trust's custodian, cash or liquid securities with a value sufficient to meet its obligation as writer of the option. A put may also be secured if the Portfolio holds a put on the same underlying security at an equal or greater exercise price. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same Portfolio.

      OPTIONS ON SECURITIES INDICES. The Focus 20, Equity and Balanced Portfolios may purchase call and put options on securities indices. Call and put options on securities indices also may be purchased or sold by a Portfolio for the same purposes as the purchase or sale of options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. The Focus 20, Equity and Balanced Portfolios may write put and call options on securities indices. When such options are written, the Portfolio is required to maintain a segregated account consisting of cash, or liquid securities, or the Portfolio must purchase a like option of greater value that will expire no earlier than the option written. The purchase of such options may not enable a Portfolio to hedge effectively against stock market risk if they are not highly correlated with the value of a Portfolio's securities. Moreover, the ability to hedge effectively depends upon the ability to predict movements in the stock market, which cannot be done accurately in all cases.

      RISKS OF OPTIONS TRANSACTIONS. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, and, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position. If a Portfolio cannot effect a closing transaction, it will not be able to sell the underlying security or securities in a segregated account while the previously written option remains outstanding, even though it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market on a national securities exchange could include: insufficient trading interest, restrictions imposed by national securities exchanges, trading halts or suspensions with respect to options or their underlying securities, inadequacy of the facilities of national securities exchanges or The Options Clearing Corporation due to a high trading volume or other events, and a decision by one or more national securities exchanges to discontinue the trading of call options or to impose restrictions on certain types of orders.

      There also can be no assurance that a Portfolio would be able to liquidate an over-the-counter ("OTC") option at any time prior to expiration. In contrast to exchange-traded options where the clearing organization affiliated with the particular exchange on which the option is listed in effect guarantees the completion of every exchange-traded option, OTC options are contracts between a Portfolio and a counter-party, with no clearing organization guarantee. Thus, when a Portfolio purchases an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer from whom the Portfolio originally purchased the option.

      Since option premiums paid or received by a Portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying and selling put and call options offer large amounts of leverage. Thus, the leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

FOREIGN CURRENCY TRANSACTIONS

      The Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio may enter into foreign currency futures contracts and forward currency contracts. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency, at a future date at a price set at the time of the contract. A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price agreed upon by the parties. The Portfolio may either accept or make delivery of the currency at the maturity of the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. The Portfolio will engage in foreign currency futures contracts and forward currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio will not commit more than 15 percent of its total assets computed at market value at the time of commitment to a foreign currency futures or forward currency contracts. The Portfolio will purchase and sell such contracts for hedging purposes and not as an investment. The Portfolio will not enter into a foreign currency contract with a term of greater than one year.

      Forward currency contracts are not traded on regulated commodities exchanges. A Portfolio entering into a forward currency contract incurs the risk of default by the counter party to the transaction.

      There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a foreign currency futures or forward currency position, in which case a Portfolio might not be able to effect a closing purchase transaction at any particular time. While these contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

      Although the Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio values assets daily in U.S. dollars, it does not intend to physically convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolio will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

OPTIONS ON FOREIGN CURRENCIES

      The Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio may invest up to 5 percent of its total assets, taken at market value at the time of investment, in call and put options on domestic and foreign securities and foreign currencies. The Portfolio may purchase call and put options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which portfolio securities of the Portfolio may be denominated. A call option on a foreign currency gives the purchaser the right to buy, and a put option the right to sell, a certain amount of foreign currency at a specified price during a fixed period of time. The Portfolio may enter into closing sale transactions with respect to such options, exercise them, or permit them to expire.

      The Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio may employ hedging strategies with options on currencies before the Portfolio purchases a foreign security denominated in the hedged currency, during the period the Portfolio holds the foreign security, or between the day the foreign security is purchased or sold and the date on which payment therefor is made or received. Hedging against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should increase relative to the U.S. dollar. The Portfolio will purchase options on foreign currencies only for hedging purposes and will not speculate in options on foreign currencies. The Portfolio may invest in options on foreign currency which are either listed on a domestic securities exchange or traded on a recognized foreign exchange.

      An option position on a foreign currency may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Focus 20 Portfolio, Balanced Portfolio and High Yield Portfolio will purchase only exchange-traded options, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Portfolio cannot close out an exchange-traded option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

SEGREGATION AND COVER FOR OPTIONS, FUTURES AND OTHER FINANCIAL INSTRUMENTS

      The use of the financial instruments discussed above, I.E., interest rate transactions (including swaps, caps, floors and collars), futures contracts, options on future contacts, options on securities and securities indices, and forward contracts (collectively, "Financial Instruments"), may be subject to applicable regulations of the SEC, the several exchanges upon which they are traded, and/or the Commodity Futures Trading Commission ("CFTC").

      Each Portfolio is required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (I.E., Financial Instruments other than purchased options). No Portfolio will enter into such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in a segregated account with its custodian in the prescribed amount as determined daily.

SECURITIES LENDING

      The Focus 20 and High Yield Portfolios may lend securities to broker-dealers or other institutional investors pursuant to agreements requiring that the loans be continuously secured by any combination of cash, U.S. Government securities, and approved bank letters of credit that at all times equal at least 100% of the market value of the loaned securities. The Equity, Balanced, Fixed and Government Securities Portfolios may lend securities to purchase or hold money market instruments permitted by each Portfolios' investment objectives and policies. The Portfolios will not make such loans if, as a result, the aggregate amount of all outstanding securities loans would exceed 33 1/3% of the Portfolio's total assets. A Portfolio continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the cash collateral or fee income if the loan is otherwise collateralized. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities loaned or loss of rights in the collateral. However, the Portfolios seek to minimize this risk by making loans only to borrowers which are deemed by the Adviser to be of good financial standing and that have been approved by the Board.

BORROWING

      For temporary purposes, such as to facilitate redemptions, a Portfolio may borrow money from a bank, but only if immediately after each such borrowing and continuing thereafter the Portfolio would have asset coverage of 300 percent. Leveraging by means of borrowing will exaggerate the effect of any increase or decrease in the value of portfolio securities on a Portfolio's net asset value; money borrowed will be subject to interest and other costs which may or may not exceed the income received from the securities purchased with borrowed funds. The use of borrowing tends to result in a faster than average movement, up or down, in the net asset value of a Portfolio's shares. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

      The use of derivatives in connection with leverage may create the potential for significant losses. The Focus 20 and High Yield Portfolios may pledge assets in connection with permitted borrowings. As a manner of fundamental policy, the Portfolios may (1) borrow money from banks, and (2) enter into reverse repurchase agreements, provided that (1) and (2) in combination do not exceed 33 1/3 of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Additionally, the Portfolio's may borrow from any person up to 5% of its total assets (not including the amount borrowed) for temporary purposes (but not for leverage or the purchase of investments).

INVESTMENT IN SECURITIES OF OTHER INVESTMENT COMPANIES

      Each Portfolio may purchase securities of other investment companies. Such securities have the potential to appreciate as do any other securities, but tend to present less risk because their value is based on a diversified portfolio of investments. The 1940 Act expressly permits mutual funds such as the Trust to invest in other investment companies within prescribed limitations. An investment company may invest in other investment companies if at the time of such investment (1) it does not purchase more than 3 percent of the voting securities of any one investment company, (2) it does not invest more than 5 percent of its assets in any single investment company, and (3) the investment in all investment companies does not exceed 10 percent of assets. Each Portfolio will comply with all of these limitations with respect to the purchase of securities issued by other investment companies.

      Investment companies in which the Portfolios may invest charge advisory and administrative fees and may also assess a sales load and/or distribution fees. Therefore, investors in a Portfolio that invested in other investment companies would indirectly bear costs associated with those investments as well as the costs associated with investing in the Portfolio. The percentage limitations described above significantly limit the costs a Portfolio may incur in connection with such investments.

SHORT SALES

      The Focus 20 Portfolio and High Yield Portfolio may effect short sales. A short sale is a transaction in which a Portfolio sells a security in anticipation that the market price of the security will decline. A Portfolio may effect short sales (i) as a form of hedging to offset potential declines in long positions in securities it owns or anticipates acquiring, or in similar securities, and (ii) to maintain flexibility in its holdings. In a short sale "against the box," at the time of sale the Portfolio owns the security it sold short or has the immediate and unconditional right to acquire at no additional cost the identical security. Under applicable guidelines of the SEC staff, if a Portfolio engages in a short sale (other than a short sale against-the-box), it must put an appropriate amount of cash or liquid securities in a segregated account (not with the broker).

The effect of short selling on a Portfolio is similar to the effect of leverage. Short selling may exaggerate changes in a Portfolio's NAV. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to a Portfolio.

INVESTMENT PERFORMANCE

      The methods by which the investment performance of the Money Market Portfolio are calculated for a specified period of time are described below.

      The first method, which results in an amount referred to as the "current yield," assumes an account containing exactly one share at the beginning of the period. (The net asset value of this share will be $1.00 except under extraordinary circumstances.) The net change in the value of the account during the period is then determined by subtracting this beginning value from the value of the account at the end of the period; however, capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation) are excluded from the calculation.

      This net change in the account value is then divided by the value of the account at the beginning of the period (i.e., normally $1.00 as discussed above) and the resulting figure (referred to as the "base period return") is then annualized by multiplying it by 365 and dividing by the number of days in the period; the result is the "current yield." Normally a seven-day period will be used in determining yields (both the current yield and the effective yield discussed below) in published or mailed advertisements.

      The second method results in an amount referred to as the "compounded effective yield." This represents an annualization of the current yield with dividends reinvested daily. This compounded effective yield is calculated for a seven-day period by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by seven and subtracting one from the result.

      Yield information may be useful to investors in reviewing the performance of the Money Market Portfolio. However, a number of factors should be taken into account before using yield information as a basis for comparison with alternative investments. An investment in the Money Market Portfolio is not insured and its yields are not guaranteed. The yields normally will fluctuate on a daily basis. The yields for any given past period are not an indication or representation by the Trust of future yields or rates of return on the shares of the Money Market Portfolio and, therefore, they cannot be compared to yields on savings accounts or other investment alternatives which often provide a guaranteed fixed yield for a stated period of time, and may be insured by a government agency. In comparing the yields of one money market portfolio to another, consideration should be given to each portfolio's investment policy, portfolio quality, portfolio maturity, type of instruments held and operating expenses. In addition, the yield of the Money Market Portfolio as well as the yield of the Focus 20, Equity, Balanced, High Yield, Fixed Income and Government Securities Portfolios will each be affected by charges imposed by the separate accounts that invest in the Portfolios. See the Prospectus of the applicable separate account for details.

      The High Yield Portfolio, Fixed Income Portfolio and Government Securities Portfolio may advertise investment performance figures, including yield. Each Portfolio's yield will be based upon a stated 30-day period and will be computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

      YIELD = 2 ((A-B/CD)+1)^(6)-1

      Where:

A =   the dividends and interest earned during the period.
B =   the expenses accrued for the period (net of reimbursements, if any).
C = the average daily number of shares outstanding during the period that were entitled to receive dividends.
D = the maximum offering prices (which is the net asset value) per share on the last day of the period.

      Based on the 30-day period ended December 31, 2003, the average yield for the High Yield Portfolio was 5.98%, Fixed Income Portfolio was 3.41% and Government Securities Portfolio was 2.64%.

STANDARDIZED  AVERAGE ANNUAL TOTAL RETURN  QUOTATIONS

      Each of the Portfolios may advertise its total return and its cumulative total return. The total return will be based upon a stated period and will be computed by finding the average annual compounded rate of return over the stated period that would equate an initial amount invested to the ending redeemable value of the investment (assuming reinvestment of all distributions), according to the following formula:

    P (1+T)^n=ERV

    Where:

      P     = a hypothetical initial payment of $1,000.

      T     = the average annual total return.

      n     = the number of years.

      ERV = the ending redeemable value at the end of the stated period of a hypothetical $1,000 payment made at the beginning of the stated period.

      The cumulative total return will be based upon a stated period and will be computed by dividing the ending redeemable value of a hypothetical investment by the value of the initial investment (assuming reinvestment of all distributions).

      Each investment performance figure will be carried to the nearest hundredth of one percent.

                          AVERAGE ANNUAL TOTAL RETURNS
                         PERIODS ENDED DECEMBER 31, 2003

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Portfolio Name            One Year     Five Years        10 Years/or
         --------------            --------     ----------        -----------
                                                                since inception*
                                                                ----------------
--------------------------------------------------------------------------------
Focus 20 Portfolio                  53.67%          n/a             -25.79%
--------------------------------------------------------------------------------
Equity Portfolio                    37.17%        10.31%             16.28%
--------------------------------------------------------------------------------
Balanced Portfolio                  23.29%         7.09%             11.89%
--------------------------------------------------------------------------------
High Yield Portfolio                27.38%          n/a              10.61%
--------------------------------------------------------------------------------
Fixed Income Portfolio               9.33%         6.38%              6.75%
--------------------------------------------------------------------------------
Government Securities Portfolio      1.36%         5.08%              5.70%
--------------------------------------------------------------------------------
Money Market Portfolio               0.63%         3.36%              4.18%
--------------------------------------------------------------------------------

*Since inception

Focus 20 Portfolio: May 4, 2000
High Yield Portfolio: June 13, 2000

NON-STANDARDIZED PERFORMANCE

      In addition, in order to more completely represent a Portfolio's performance or more accurately compare such performance to other measures of investment return, a Portfolio also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is required to be quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. All non-standardized performance will be advertised only if the standard performance data for the same period, as well as for the required periods, is also presented.

      From time to time, the Portfolios may advertise their performance compared to similar portfolios or types of investments using certain unmanaged indices, reporting services and publications. Descriptions of some of the indices which may be used are listed below.

      The Standard & Poor's 500 Composite Stock Price Index is a well diversified list of 500 companies representing the U.S. stock market.

      The Standard & Poor's MidCap 400 Index consists of 400 domestic stocks of companies whose market capitalizations range from $201 million to $14.4 billion, with a median market capitalization of $2.1 billion.

      The Lehman Government Bond Index is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities and foreign targeted issues are not included in the Lehman Government Bond Index.

      The Lehman Government/Credit Bond Index is a measure of the market value of approximately 5,900 bonds with a face value currently in excess of $3.5 trillion. To be included in the Lehman Government/Corporate Index, an issue must have amounts outstanding in excess of $100 million, have at least one year to maturity and be rated "BBB/Baa" or higher ("investment grade") by an NRSRO.

      The Lehman Brothers Aggregate Bond Index is an index consisting of the securities listed in Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. The Government/Corporate Bond Index is described above. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year.

      The Merrill Lynch High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

      In addition, from time to time in reports and promotions (1) a Portfolio's performance may be compared to other groups of mutual funds tracked by: (a) Lipper Analytical Services and Morningstar, Inc., widely used independent research firms which rank mutual funds by overall performance, investment objectives, and assets; or (b) other financial or business publications, such as Business Week, Money Magazine, Forbes and Barron's which provide similar information; (2) the Consumer Price Index (measure for inflation) may be used to assess the real rate of return from an investment in a Portfolio; (3) other statistics such as GNP and net import and export figures derived from governmental publications, e.g., The Survey of Current Business or statistics derived by other independent parties, e.g., the Investment Company Institute, may be used to illustrate investment attributes of a Portfolio or the general economic, business, investment, or financial environment in which a Portfolio operates; (4) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of a Portfolio's performance; and (5) the sectors or industries in which a Portfolio invests may be compared to relevant indices or surveys (e.g., S&P Industry Surveys) in order to evaluate the Portfolio's historical performance or current or potential value with respect to the particular industry or sector.

SECURITIES TRANSACTIONS

      The Adviser and any sub-advisers (the "Advisers") are responsible for decisions to buy and sell securities for the Trust, broker-dealer selection, and negotiation of brokerage commission rates. The primary consideration in effecting a securities transaction will be execution at the most favorable price. A substantial portion of the Trust's portfolio transactions in fixed income securities will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Trust. In certain instances, purchases of underwritten issues may be at prices which include underwriting fees.

      In selecting a broker-dealer to execute each particular transaction, the Advisers will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; and the size of contribution of the broker-dealer to the investment performance of the Trust on a continuing basis. Broker-dealers may be selected who provide brokerage and/or research services to the Trust and/or other accounts over which the Advisers exercise investment discretion. Such services may include advice concerning the value of securities (including providing quotations as to securities); the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analysis and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement and custody, or required in connection therewith.

      Subject to the Conduct Rules of the NASD and to obtaining best prices and executions, the Advisers may select brokers who provide research or other services or who sell shares of the Portfolios to effect portfolio transactions. The Advisers may also select an affiliated broker to execute transactions for the Portfolios, provided that the commissions, fees or other remuneration paid to such affiliated broker are reasonable and fair as compared to that paid to non-affiliated brokers for comparable transactions.

      The Advisers shall not be deemed to have acted unlawfully, or to have breached any duty created by a Portfolio's Investment Advisory Agreement or otherwise, solely by reason of its having caused the Portfolio to pay a broker-dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Advisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Advisers' overall responsibilities with respect to the Portfolio. The Advisers allocate orders placed by them on behalf of these Portfolios in such amounts and proportions as the Advisers shall determine and the Advisers will report on said allocations regularly to a Portfolio indicating the broker-dealers to whom such allocations have been made and the basis therefor.

      The receipt of research from broker-dealers may be useful to the Advisers in rendering investment management services to these Portfolios and/or the Advisers' other clients; conversely, information provided by broker-dealers who have executed transaction orders on behalf of other clients may be useful to the Advisers in carrying out their obligations to these Portfolios. The receipt of such research will not be substituted for the independent research of the Advisers. It does enable the Advisers to reduce costs to less than those which would have been required to develop comparable information through their own staff. The use of broker-dealers who supply research may result in the payment of higher commissions than those available from other broker-dealers who provide only the execution of portfolio transactions.

      During the fiscal years ended December 31, 2001, 2002 and 2003 no Portfolio paid brokerage commissions to any affiliated brokers. The Board of Trustees periodically reviews the Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Trust.

      During the fiscal year ended December 31, 2003, each of the following portfolios acquired the securities of its "regular brokers or dealers" (as defined in the 1940 Act) ("Regular B/Ds") as follows:

      --------------------------------------------------------------------
      FOCUS 20 PORTFOLIO:
      --------------------------------------------------------------------
      Morgan Stanley Dean Witter & Co.                          $   86,805
      --------------------------------------------------------------------
      Charles Schwab Corp.                                      $  275,872
      --------------------------------------------------------------------

      --------------------------------------------------------------------
      EQUITY PORTFOLIO:
      --------------------------------------------------------------------
      Bear Stearns Companies, Inc.                              $1,063,335
      --------------------------------------------------------------------
      E*Trade Financial Corporation                              1,032,240
      --------------------------------------------------------------------
      Franklin Resources, Inc.                                   1,291,088
      --------------------------------------------------------------------
      BALANCED PORTFOLIO:
      --------------------------------------------------------------------
      Bear Stearns Companies, Inc.                              $  335,790
      --------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                                 $  316,710
      --------------------------------------------------------------------

      --------------------------------------------------------------------
      FIXED INCOME PORTFOLIO:
      --------------------------------------------------------------------
      Goldman Sachs Group, Inc.                                 $  116,325
      --------------------------------------------------------------------
      Merrill Lynch & Co., Inc.                                 $  155,211
      --------------------------------------------------------------------

      --------------------------------------------------------------------
      MONEY MARKET PORTFOLIO:
      --------------------------------------------------------------------
      Bear Stearns Companies, Inc.                              $  999,670
      --------------------------------------------------------------------
      Goldman Sachs Group, Inc.                                 $  999,881
      --------------------------------------------------------------------

MANAGEMENT

THE ADVISER

      The Adviser provides a continuous investment program for all or a designated portion of the assets of each Portfolio ("Segment"), including investment research and discretionary management with respect to all securities and investments and cash equivalents in each Portfolio or Segment. On December 1, 2000, the Adviser and the Trust executed a new investment advisory agreement to allow for the use of subadvisers to manage all or Segments of any of the Portfolios. The investment advisory agreement was subject to shareholder approval. On March 29, 2001, shareholders approved this agreement for all the Portfolios.

      The Adviser is a wholly-owned subsidiary of Conseco, Inc. ("Conseco"), a publicly held financial services company (NYSE: CNO), one of middle America's leading sources for supplemental health insurance, life insurance and annuities. Through its subsidiaries and a nationwide network of distributors, Conseco helps nearly 5 million customers step up to a better, more secure future. 40|86 manages investments for Conseco, Inc., and other affiliated mutual funds, as well as, endowments, corporate and government pension funds, Taft-Hartley pension funds, hospitals, insurance companies, religious organizations and high net worth individuals. As of Dec. 31, 2003, 40|86 managed more than $26 billion.

      The Trust has received a "Managers of Managers" exemptive order from the SEC that permits the Adviser, subject to certain conditions, to enter into Sub-advisory Agreements with sub-advisers approved by the Trustees, but without the requirement of shareholder approval. Pursuant to the terms of the Manager of Managers Order, the Adviser is able, subject to the approval of the Trustees, but without shareholder approval, to employ new sub-advisers for new or existing portfolios, change the terms of particular Sub-advisory Agreements or continue the employment of existing sub-advisers after events occur that would otherwise cause a termination of the agreement under the 1940 Act and Sub-advisory Agreements. However, the Adviser may not enter into a sub-advisory agreement with an "affiliated person" of the Adviser (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Sub-Adviser"), unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation thereunder, is approved by the affected portfolio's shareholders, including, in instances in which the sub-advisory agreement pertains to a newly formed portfolio, the portfolio's initial shareholder. Although shareholder approval would not be required for the termination of Sub-advisory Agreements, shareholders of a portfolio would continue to have the right to terminate such agreements for a portfolio at any time by a vote of a majority outstanding voting securities of a portfolio.

      The Adviser may retain one or more investment advisers ("Sub-advisers"), to provide investment advisory and portfolio management services with respect to the Portfolio, at the Advisers own cost and expense. When a Sub-adviser is retained, the Adviser will provide to the Trust investment management evaluation services by performing initial reviews of prospective Sub-advisers and ongoing supervision and monitoring of performance for each Sub-adviser. The Adviser will report to the Board of Trustees the results of its evaluation, supervision and monitoring functions.

--------------------------------------------------------------------------------
                                                   ADVISORY FEES ACCRUED
                                               FISCAL YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
PORTFOLIO                                    2001          2002          2003
--------------------------------------------------------------------------------
Focus 20 Portfolio                        $   27,479    $   16,419    $   20,502
--------------------------------------------------------------------------------
Equity Portfolio                          $1,640,843    $1,280,229    $  990,901
--------------------------------------------------------------------------------
Balanced Portfolio                        $  494,696    $  381,216    $  297,186
--------------------------------------------------------------------------------
High Yield Portfolio                      $   41,625    $   49,220    $   60,123
--------------------------------------------------------------------------------
Fixed Income Portfolio                    $  248,231    $  255,767    $  200,114
--------------------------------------------------------------------------------
Government Securities Portfolio           $  134,564    $  194,617    $  179,027
--------------------------------------------------------------------------------
Money Market Portfolio                    $  553,112    $  599,118    $  387,468
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   AMOUNT REIMBURSED/WAIVED
                                                FISCAL YEAR ENDED DECEMBER 31
--------------------------------------------------------------------------------
PORTFOLIO                                     2001          2002          2003
--------------------------------------------------------------------------------
Focus 20 Portfolio                          $    205      $ 19,034      $  4,298
--------------------------------------------------------------------------------
Equity Portfolio                            $      0      $ 98,019      $ 64,540
--------------------------------------------------------------------------------
Balanced Portfolio                          $      0      $ 49,725      $ 21,956
--------------------------------------------------------------------------------
High Yield Portfolio                        $      0      $ 22,304      $  8,570
--------------------------------------------------------------------------------
Fixed Income Portfolio                      $      0      $ 36,301      $ 20,431
--------------------------------------------------------------------------------
Government Securities Portfolio             $      0      $ 13,736      $ 31,927
--------------------------------------------------------------------------------
Money Market Portfolio                      $314,209      $335,352      $237,653
--------------------------------------------------------------------------------

      On December 1, 2000, the Adviser signed a Sub-Advisory Contract with (1) Oak Associates, ltd (OAK) to sub-advise the Focus 20 Portfolio and (2) Chicago Equity Partners, LLC (CEP) to sub-advise the Equity Portfolio and the equity portion of the Balanced Portfolio. 40|86, the Adviser, pays the sub-advisory fee to OAK and CEP, not the Portfolio. Each of these contracts was subject to shareholder approval. On March 29, 2001, shareholders approved the sub-advisory contracts between (1) 40|86 and OAK for the Focus 20 Portfolio and (2) 40|86 and CEP for the Equity Portfolio and the equity portion of the Balanced Portfolio.

      Pursuant to a contractual arrangement with the Trust, the Adviser has agreed to waive fees and/or reimburse expenses through April 30, 2005, so that annual operating expenses of each Portfolio are limited to the following net expenses: 1.15% for the Focus 20 Portfolio; 1.10% for the Equity Portfolio; 1.10% for the Balanced Portfolio; 1.15% for the High Yield Portfolio; 0.95% for the Fixed Income Portfolio; 0.95% for the Government Securities Portfolio; and 0.45% for the Money Market Portfolio. After such time, the Adviser may voluntarily waive all or a portion of its management fee and/or reimburse all or a portion of Fund operating expenses. The Adviser will waive fees and/or reimburse expenses on a monthly basis and the Adviser will pay the Fund by reducing its fee. Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Fund and increasing its overall return to investors at the time any such amounts were waived/and or reimbursed. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed. As of December 31, 2003, the Adviser and Administrator have waived or reimbursed expenses totaling $1,278,260 that may be recouped at a later date as described above.

      Jefferson National Life Insurance Company, an unaffiliated insurance company and Bankers National Life Insurance Company, an insurance company subsidiary of Conseco, Inc., hold a majority of the outstanding shares of 40|86 Series Trust for the benefit of contract owners.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

      In continuing the Portfolios' Advisory Agreement, the Trustees requested and considered a wide range of information provided by 40|86 and, certain of its affiliates. The Independent Trustees also received the advice of independent legal counsel. Based on the Trustees' deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Investment Advisory Agreement and concluded that the compensation under the Investment Advisory Agreement is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. Among other things, the Trustees considered information about:

      -     40|86 and its personnel (including particularly those personnel with
            responsibilities   for  providing   services  to  the   Portfolios),
            resources and investment process;

      -     the terms of the Advisory Agreement;

      - the scope and quality of the services that 40|86 provides to the Portfolios;

      -     the  historical   investment   performance  of  each  Portfolio  (if
            applicable) and that of comparable funds managed by other advisers over various periods;

      - the advisory fee rates payable to 40|86 by the Portfolios and by other funds and client accounts managed by 40|86 , and payable by comparable funds managed by other advisers;

      - the total expense ratio of each Portfolio and of comparable funds managed by other advisers;

      - compensation payable by the Portfolios to affiliates of 40|86 for other services;

      - the profitability to 40|86 and its affiliates of their relationships with the Portfolios; and

      - 40|86 's use of the Portfolios' brokerage transactions to obtain research benefiting the Portfolios or other 40|86 clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the portfolios.

OTHER SERVICE PROVIDERS

      THE ADMINISTRATOR. Conseco Services, LLC, a wholly-owned subsidiary of Conseco, acts as Administrator to the Trust. Under the agreement, the Administrator will supervise the overall administration of the Portfolios. These administrative services may include supervising the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations, supervising the maintenance of books and records, and other general administrative responsibilities. For providing these services, the Administrator will receive a fee from the Trust as follows: 0.15% for the first $200 million; 0.10% for the next $300 million; and 0.08% in excess of $500 million of the Trust's net assets.

For the fiscal year ended December 31, 2003, the following administration fees were paid:

      --------------------------------------------------------------------
                 Portfolio                                       Fees Paid
                 ---------                                       ---------
      --------------------------------------------------------------------
      Focus 20 Portfolio                                          $  3,698
      --------------------------------------------------------------------
      Equity Portfolio                                            $193,123
      --------------------------------------------------------------------
      Balanced Portfolio                                          $ 57,927
      --------------------------------------------------------------------
      High Yield Portfolio                                        $ 10,880
      --------------------------------------------------------------------
      Fixed Income Portfolio                                      $ 50,572
      --------------------------------------------------------------------
      Government Securities Portfolio                             $ 45,435
      --------------------------------------------------------------------
      Money Market Portfolio                                      $ 98,532
      --------------------------------------------------------------------

      CUSTODIAN. The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826, serves as Custodian of the assets of each Portfolio.

      CODE OF ETHICS. The Trust, Adviser and Principal Underwriter have adopted a Code of Ethics of (hereinafter "Code") pursuant to Rule 17j-1 promulgated by the Securities and Exchange Commission pursuant to Section 17(j) of the Investment Company Act of 1940 (the "Investment Company Act") and under the Insider Trading and Securities Fraud Enforcement Act of 1988 (the "Insider Trading Act"). Under the Code, neither director, officer nor advisory person of the Adviser shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which security to his knowledge at the time of such purchase and sale (1) is being considered for purchase or sale by the Adviser on behalf of any client, or (2) is being purchased or sold by the Adviser on behalf of any client. The Code also requires prior clearance, submission of duplicate confirmations on all transactions, submission of duplicate monthly statements on all beneficially owned accounts by access persons. The Code is on file with and is available from the Securities and Exchange Commission.

      OAK and CEP have each adopted a code of ethics under Rule 17j-1 under the 1940 Act. These codes of ethics permit persons subject to the respective code, subject to conditions set forth therein, to invest in securities, including certain securities that may be purchased or held by a Portfolio or Portfolios. These codes of ethics have been filed with and are available from the Securities and Exchange Commission.

      INDEPENDENT AUDITORS. PricewaterhouseCoopers LLP, Indianapolis, Indiana serves as the Trust's independent auditors.

DISTRIBUTION ARRANGEMENTS

Conseco Equity Sales, Inc. (the "Distributor") serves as the principal underwriter for each Portfolio pursuant to an Underwriting Agreement, dated May 1, 2001. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. ("NASD"). Subject to the compensation arrangement discussed below, the Distributor bears all of expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. The Underwriting Agreement continues in effect only so long as such continuance is specifically approved at least annual (a) by the Board of Trustees of the Trust, or by the vote of the holders of a majority of the outstanding voting securities of the Trust (or such Portfolio), and (b) by a majority of the Trustees who are not interested persons of the Distributor or of the Trust cast in person at a meeting called for the purpose of voting on such approval. This Agreement may be terminated with respect to the Trust (or any Portfolio thereof) at any time without penalty, by vote of a majority of the non-interested Board members, on not more than sixty
(60)
days' written notice, or by the Underwriter on not more than sixty (60) days' written notice, and shall terminate automatically in the event of any act that constitutes an assignment, (as defined by the provisions of the Investment Company Act of 1940, as amended) of this Agreement.

PLAN OF DISTRIBUTION AND SERVICE

The Trust has adopted a Plan of Distribution and Service (the "Plan") dated May 1, 2001 with respect to each Portfolio, except for the Money Market Portfolio, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the NASD regarding asset-based sales charges.

Pursuant to the Plan, each Portfolio may compensate the Distributor for its expenditures in financing any activity primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to the Distributor up to 0.25% annually of each Portfolio's average daily net assets.

The Plans further provide for periodic payments by the Distributor to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. The portion of payments made by a Portfolio for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of Portfolio shares of that class owned by clients of such broker, dealer or financial intermediary.

In accordance with the terms of the Plan, the Distributor provides to each Portfolio, for review by the Trustees, a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plan, they will review the level of compensation the Plan provides in considering the continued appropriateness of the Plan.

The Plan was adopted by a majority vote of the Trustees of the Trust, including at least a majority of Trustees who are not, and were not at the time they voted, interested persons of the Trust and do not and did not have any direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for the purpose of voting on the Plan. The Trustees believe that there is a reasonable likelihood that the Plan will benefit each Portfolio and its current and future shareholders. Among the anticipated benefits are higher levels of sales and lower levels of redemptions of shares of each Portfolio, economies of scale, reduced expense ratios and greater portfolio diversification.

Shareholders of the Portfolios approved the Plan at a shareholder meeting held on March 29, 2001 at the Conseco offices.

Under the term of the Plan, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the amount to be spent under the Plan without approval of the shareholders of the affected Portfolio, and the Trustees in a manner described above must also approve material amendments to the Plan. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Portfolio affected thereby. The Plan will automatically terminate in the event of their assignment.

For the fiscal yearS ended December 31, 2002 and 2003, the 12b-1 fees paid were:


      --------------------------------------------------------------------
                                                        12B-1 FEES
      --------------------------------------------------------------------
                 Portfolio                         2002             2003
                 ---------                         ----             ----
      --------------------------------------------------------------------
      Focus 20 Portfolio                         $  5,864         $  7,322
      --------------------------------------------------------------------
      Equity Portfolio                           $492,396         $381,116
      --------------------------------------------------------------------
      Balanced Portfolio                         $146,622         $114,302
      --------------------------------------------------------------------
      High Yield Portfolio                       $ 17,578         $ 21,472
      --------------------------------------------------------------------
      Fixed Income Portfolio                     $127,884         $100,057
      --------------------------------------------------------------------
      Government Securities Portfolio            $ 97,309         $ 89,514
      --------------------------------------------------------------------

TRUSTEES AND OFFICERS OF THE TRUST

The Trustees of the Trust decide upon matters of general policy for the Trust. In addition, the Trustees review the actions of the Adviser, as set forth in "Management." The Trust's officers supervise the daily business operations of the Trust.

Each Trustee will serve the Trust until his or her successor is duly elected and qualified. All Trustees oversee the 9 Portfolios that make up the Conseco Mutual Fund Complex, including 40|86 Series Trust (7 Portfolios), Conseco StockCar Stocks Mutual Fund, Inc. (1 Portfolio) and Conseco Strategic Income Fund (1 Portfolio).

The Trustees and officers of the Trust, their affiliations, if any, with the Adviser and their principal occupations are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                               TERM OF
                                                OFFICE                                         NUMBER OF
                                                 AND                                         PORTFOLIOS IN           OTHER
                             POSITION(S)       LENGTH OF                                     FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS          HELD WITH          TIME          PRINCIPAL OCCUPATION(S)        OVERSEEN BY           HELD BY
          AND AGE               TRUST           SERVED           DURING PAST 5 YEARS            TRUSTEE             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Harold W. Hartley, 80           Trustee         Since        Chartered Financial Analyst;     3 registered       Ennis Business
11825 N. Pennsylvania Street                    November     Retired, Executive Vice          investment         Forms, Inc.
Carmel, IN 46032                                1993         President, Tenneco Financial     companies
                                                             Services, Inc.; Trustee of       consisting of 9
                                                             other investment companies       portfolios
                                                             managed by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
Dr. R. Jan LeCroy, 72           Trustee         Since        Retired, President, Dallas       3 registered       SWS Group, Inc.
11825 N. Pennsylvania Street                    November     Citizens Council; Trustee of     investment
Carmel, IN 46032                                1993         other investment companies       companies
                                                             managed by the Adviser.          consisting of 9
                                                                                              portfolios
------------------------------------------------------------------------------------------------------------------------------------
Dr. Jess H. Parrish, 76         Trustee         Since        Higher Education Consultant      3 registered       None
11825 N. Pennsylvania Street                    November     Former President, Midland        investment
Carmel, IN 46032                                1993         College; Trustee of other        companies
                                                             investment companies managed     consisting of 9
                                                             by the Adviser.                  portfolios
------------------------------------------------------------------------------------------------------------------------------------
David N. Walthall, 58           Trustee         Since        Principal, Walthall Asset        3 registered       None
11825 N. Pennsylvania Street                    October      Management.  Former President,   investment
Carmel, IN 46032                                1998         Chief Executive Officer and      companies
                                                             Director of Lyrick               consisting of 9
                                                             Corporation.  Formerly,          portfolios
                                                             President and CEO, Heritage
                                                             Media Corporation,.  Formerly,
                                                             Director, Eagle National
                                                             Bank.  Trustee of other
                                                             investment companies managed
                                                             by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------
AFFILIATED TRUSTEES AND OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
Gregory J. Hahn, 43*            President and   Since        Chartered Financial Analyst.     3 registered       None
11825 N. Pennsylvania Street    Trustee         March 2001   Senior Vice President,           investment
Carmel, IN 46032                                             Adviser.  President and          companies
                                                             Trustee of other investment      consisting of 9
                                                             companies managed by the         portfolios
                                                             Adviser.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
William P. Kovacs, 58           Vice            Since        Vice President, General          3 registered       None
11825 N. Pennsylvania Street    President and   February     Counsel, Chief Compliance        investment
Carmel, IN 46032                Secretary       1999         Officer of Adviser.  Vice        companies
                                                             President and Secretary of       consisting of 9
                                                             other investment companies       portfolios
                                                             managed by the Adviser.
                                                             Previously, Of Counsel to
                                                             Shefsky & Froelich and Rudnick
                                                             & Wolfe; Prior thereto, Vice
                                                             President and Assistant
                                                             Secretary, Kemper Financial
                                                             Services, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Audrey L. Kurzawa, 36           Treasurer       Since        Certified Public Accountant;     3 registered       None
11825 N. Pennsylvania Street                    October      Controller, Adviser.             investment
Carmel, IN 46032                                2002         Treasurer of other investment    companies
                                                             companies managed by the         consisting of 9
                                                             Adviser.                         portfolios
------------------------------------------------------------------------------------------------------------------------------------
William T. Devanney, 48         Vice President  Since        Senior Vice President,           3 registered       None
11825 N. Pennsylvania Street                    November     Corporate Taxes of Conseco       investment
Carmel, IN 46032                                1993         Services, LLC and various        companies
                                                             affiliates.  Vice President of   consisting of 9
                                                             other investment companies       portfolios
                                                             managed by the Adviser.
------------------------------------------------------------------------------------------------------------------------------------

---------------

* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Trust and on an aggregate basis, in the registered investment companies overseen by the Trustee within the Conseco Mutual Fund Complex as of December 31, 2003:

---------------------------------------------------------------------------------------------------------------
                                                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                                                        SECURITIES IN ALL REGISTERED INVESTMENT
  NAME OF TRUSTEE           DOLLAR RANGE OF EQUITY SECURITIES IN        COMPANIES OVERSEEN BY THE DIRECTOR IN
                                        THE TRUST                           THE CONSECO MUTUAL FUND COMPLEX
---------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------
Harold W. Hartley           $0                                          $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------
Dr. R. Jan LeCroy           $Over $100,000                              Over $100,000
---------------------------------------------------------------------------------------------------------------
Dr. Jess H. Parrish         $Over $100,000                              Over $100,000
---------------------------------------------------------------------------------------------------------------
David N. Walthall           $0                                          $0
---------------------------------------------------------------------------------------------------------------
AFFILIATED TRUSTEE
---------------------------------------------------------------------------------------------------------------
Gregory J. Hahn*            $0                                          $10,001 - $50,000
---------------------------------------------------------------------------------------------------------------

* The Trustee so indicated is an "interested person," as defined in the 1940 Act, of the Trust due to the positions indicated with the Adviser and its affiliates.

The following table shows the compensation of each Independent Trustee for the fiscal year ending December 31, 2003 for affiliated investment companies within the Conseco Mutual Fund Complex. In addition to 40|86 Series Trust, the Fund Complex consists of nine separate portfolios including 40|86 Strategic Income Fund and Conseco StockCar Stocks Mutual Fund, Inc.

                               COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                      Total Compensation from
                          Aggregate Compensation    Investment Companies in the
Name of Person, Position       from the Trust     Trust Complex Paid to Trustees
------------------------       --------------     ------------------------------
--------------------------------------------------------------------------------
Harold W. Hartley                $14,250                     $56,000
--------------------------------------------------------------------------------
Dr. R. Jan LeCroy                $14,250                     $56,500
--------------------------------------------------------------------------------
Dr. Jess H. Parrish              $14,250                     $56,000
--------------------------------------------------------------------------------
David N. Walthall                $14,250                     $57,000
--------------------------------------------------------------------------------

NONE OF THE INDEPENDENT TRUSTEES, OR HIS IMMEDIATE FAMILY MEMBERS BENEFICIALLY OWNED A CLASS OF SECURITIES IN THE INVESTMENT ADVISER, PRINCIPAL UNDERWRITER OF THE TRUST, NOR ANY PERSON (OTHER THAN A REGISTERED INVESTMENT COMPANY) DIRECTLY OR INDIRECTLY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER OR PRINCIPAL UNDERWRITER OF THE TRUST.

COMMITTEES OF THE BOARD

---------------------------------------------------------------------------------------------------------------------------
                                                                                                  MEETINGS HELD DURING LAST
   BOARD COMMITTEE                 COMMITTEE MEMBERS                 COMMITTEE FUNCTIONS                FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
Audit Committee                   Harold W. Hartley,             The Audit Committee meets        Two
                                  CHAIRPERSON                    with the independent auditors
                                  Dr. R. Jan LeCroy              periodically to review the
                                  Dr. Jess H. Parrish            results of the audits and
                                  David N. Walthall              report the results to the
                                                                 full Board, evaluates the
                                                                 independence of the auditors,
                                                                 and reviews legal and
                                                                 regulatory matters that may
                                                                 effect the Trust
---------------------------------------------------------------------------------------------------------------------------
Compensation Committee            Harold W. Hartley              The Compensation Committee       Two
                                  Dr. R. Jan LeCroy,             periodically reviews and
                                  CHAIRPERSON                    evaluates the compensation of
                                  Dr. Jess H. Parrish            the Independent Trustees and
                                  David N. Walthall              recommends any appropriate
                                                                 changes to the  independent
                                                                 trustees as a group.
---------------------------------------------------------------------------------------------------------------------------
Insurance Committee               Harold W. Hartley              The Insurance Committee          Two
                                  Dr. R. Jan LeCroy              periodically reviews and
                                  Dr. Jess H. Parrish            evaluates the insurance
                                  David N. Walthall              coverage that protects the
                                                                 Trust and the Trustees.
---------------------------------------------------------------------------------------------------------------------------
Retirement Committee              Harold W. Hartley              The Retirement Committee         Two
                                  Dr. R. Jan LeCroy              periodically reviews and
                                  Dr. Jess H. Parrish            evaluates the retirement
                                  David N. Walthall,             policy and recommends any
                                  CHAIRPERSON                    appropriate changes to the
                                                                 independent trustees as a
                                                                 group.
---------------------------------------------------------------------------------------------------------------------------
Nominating Committee              Harold W. Hartley              The Nominating Committee         Two
                                  Dr. R. Jan LeCroy              reviews and evaluates
                                  Dr. Jess H. Parrish,           candidates' qualifications
                                  CHAIRPERSON                    for Board membership and the
                                  David N. Walthall              nominees' independence from
                                                                 the Trust's manager and other
                                                                 principal service provider.
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUES OF THE SHARES OF THE PORTFOLIOS

THE VALUE OF THE SECURITIES OF THE MONEY MARKET PORTFOLIO

      The Money Market Portfolio's use of the amortized cost method is conditioned on compliance with certain conditions contained in Rule 2a-7 (the "Rule") under the 1940 Act. The Rule also obligates the Trustees, as part of their responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share. The Trustees' procedures include periodically monitoring, as they deem appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the net asset value per share based upon available indications of market value. The Trustees will consider what steps should be taken, if any, in the event of difference of more than one-half of one percent between the two. To minimize any material dilution or other unfair results which might arise from differences between the two, the Trustees will take such steps as they consider appropriate (e.g., redemption in kind or shortening the average portfolio maturity).

      It is the normal practice of the Money Market Portfolio to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the Portfolio will realize the principal amount of the security. Under the amortized cost method of valuation, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the Portfolio. In periods of declining interest rates, the yield on shares of the Portfolio will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the yield on shares of the Portfolio will tend to be lower than if the valuation was based upon market prices and estimates.

THE VALUE OF THE SECURITIES OF THE OTHER PORTFOLIOS

      Securities held by all Portfolios except the Money Market Portfolio will be valued as follows: Portfolio securities which are traded on stock exchanges are valued at the closing market prices on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices as quoted by one or more dealers that make markets in such securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.

      Securities traded primarily on the Nasdaq Stock Market are normally valued at the Nasdaq Official Closing Price ("NOCP") provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes.

      Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. In valuing below investment grade securities, it should be recognized that judgment plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last sale information is available. Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

PROXY VOTING SUMMARY

It is the policy of the Trust to delegate the authority and responsibility to vote proxies related to portfolio securities the Trust's investment adviser, 40|86. Accordingly, the Board of Trustees has authorized the proxy voting policies and procedures of the Adviser ("Proxy Voting Procedures") as the proxy voting policies and procedures that will be used by or on behalf of the Portfolios when exercising voting authority on behalf of the Portfolios.

The Adviser shall vote proxies related to portfolio securities of the Portfolios in the best interests of the Portfolio and its shareholders.

REVIEW OF PROXY VOTING PROCEDURES

      The Board of Trustees of the Trust shall periodically review the Proxy Voting Procedures presented by the Adviser to determine the following:

A. The Proxy Voting Procedures promote the voting of proxies in a manner that is consistent with the standard set forth in Section II above.

B. The Proxy Voting Procedures provide for the voting of proxies in a manner that is consistent with the standard set forth in Section II above in situations where a proxy vote presents a conflict between the interests of the shareholders of the Portfolio, on the one hand, and those of the Adviser or any affiliated person of the Adviser, on the other.

      The Adviser shall provide a written report to the Company's Board of Directors regarding any proxy voted where a conflict of interest (as set forth above) was identified, EXCEPT in circumstances where:

      (i) the Adviser and/or the Portfolio engaged an independent third party to provide a recommendation on how to vote such proxy;

      (ii) the Adviser caused the proxy to be voted consistent with the recommendation of the independent third party; and

      (iii) the instructions to the independent third party with respect to the proxy voted were consistent with the standard set forth in Section II above.

The Adviser shall provide such report at the next regularly scheduled meeting of the Board.

      The Adviser shall notify the Board promptly of any material change to its Proxy Voting Procedures.

DISCLOSURE

The following disclosure shall be provided:

            A. The Adviser shall make available its proxy voting records in respect of the Portfolios, for inclusion in the Trust's Form N-PX.

            B. The Trust's administrator, Conseco Services LLC (the "Administrator"), shall cause the Company to include the proxy voting policies and procedures required in the Trust's annual filing on Form N-CSR.

            C. The Administrator shall cause the Trust's shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; and (ii) on the SEC's website.

            D. The Administrator shall cause the Trust's annual and semi-annual reports to include a statement that information is available regarding how the Portfolios voted proxies during the most recent twelve-month period (i) without charge, upon request, by calling a toll-free number; and (ii) on the SEC's website.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

      Investors should understand that, as Owners, they will not receive directly any dividends or other distributions from the Trust or any of the Portfolios. All such dividends and other distributions are payable to, and reinvested by, the separate accounts of the insurance company in which contract premiums are invested.

      It is each Portfolio's intention to distribute sufficient net investment income to avoid the imposition of federal income tax on the Portfolio. Each Portfolio also intends to distribute sufficient income to avoid the application of any federal excise tax. For dividend purposes, the net investment income of each Portfolio, other than the Money Market Portfolio, consists of all dividends and/or interest received less its estimated expenses (including fees payable to the Adviser). Net investment income of the Money Market Portfolio consists of accrued interest (i) plus or minus amortized discounts or premiums, (ii) plus or minus realized gains or losses on portfolio securities, (iii) less the estimated expenses of that Portfolio applicable to that dividend period. The Balanced Portfolio is also required to include in its taxable income each year a portion of the original issue discount at which it acquires zero coupon securities, even though the Portfolio receives no interest payment on the securities during the year. Similarly, that Portfolio must include in its taxable income each year any interest on payment-in-kind securities in the form of additional securities. Accordingly, to continue to qualify for treatment as a regulated investment company under the Internal Revenue (the "Code"), that Portfolio may be required to distribute as a dividend an amount that is greater than the total amount of cash the Portfolio actually receives. Those distributions will be made from the Portfolio's cash assets or the proceeds from sales of portfolio securities, if necessary.

      Dividends from the Government Securities Portfolio, Fixed Income Portfolio and High Yield Portfolio will be declared and reinvested monthly in additional full and fractional shares of those respective Portfolios. Dividends from the Balanced Portfolio will be declared and reinvested quarterly in additional full and fractional shares of those respective Portfolios. Dividends for the Equity Portfolio and Focus 20 Portfolio will be declared and reinvested annually in additional full and fractional shares of those respective Portfolios. Dividends from the Money Market Portfolio will be declared and reinvested daily in additional full and fractional shares of that Portfolio. However, the Trustees may decide to declare dividends at other intervals.

      Distributions of each Portfolio's net long-term capital gains (the excess of net long-term capital gain over net short-term capital loss), net short-term gains, and net realized gains from foreign currency transactions, if any, is declared and paid to its shareholders annually after the close of its fiscal year. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the insurance company separate accounts.

      Each Portfolio of the Trust is treated as a separate corporation for federal income tax purposes and intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As such, a portfolio will not be subject to federal income tax on the part of its net investment income and net realized capital gains that it distributes to shareholders. To qualify for treatment as a "regulated investment company," each Portfolio must, among other things, derive at least 90 percent of its gross income for each taxable year from dividends, interest and gains from the sale or other disposition of securities.

GENERAL

      The Trustees themselves have the power to alter the number and terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that always at least a majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees. The Trust is not required to hold Annual Meetings of Shareholders for action by shareholders' vote except as may be required by the 1940 Act or the Declaration of Trust. The Declaration of Trust provides that shareholders can remove Trustees by a vote of two-thirds of the vote of the outstanding shares. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the holders of 10 percent of the Trust's shares. In addition, 10 or more shareholders meeting certain conditions and holding the lesser of $25,000 worth or 1 percent of the Trust's shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give those shareholders access to the shareholder list or, if requested by those shareholders, mail at the shareholders' expense the shareholders' communication to all other shareholders. See the Contract and Policy Prospectuses for information as to the voting of shares by Owners.

      Each issued and outstanding share of each Portfolio is entitled to participate equally in dividends and distributions of the respective Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. The shares of each Portfolio have no preference, preemptive, conversion, exchange or similar rights, and are freely transferable.

      Under Rule 18f-2 (the "Rule") under the 1940 Act, as to any investment company which has two or more series (such as the Portfolios) outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a "majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases on which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

      Under Massachusetts law, shareholders of a trust such as the Trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or its Trustees. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust such as the Trust to be held personally liable as a partner under certain circumstances, the risk of a Contract Owner incurring financial loss on account of shareholder liability is highly unlikely and is limited to the relatively remote circumstances in which the Trust would be unable to meet its obligations.

      The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

INDEPENDENT AUDITORS

      The financial statements of the Trust included in the Prospectus and the Statement of Additional Information have been examined by PricewaterhouseCoopers LLP, Indianapolis, Indiana independent auditors, for the periods indicated in their reports as stated in their opinion and have been so included in reliance upon such opinion given upon the authority of the firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

      Audited Financial Statements for the 40|86 Series Trust Focus 20 Portfolio, Equity Portfolio, Balanced Portfolio, High Yield Portfolio, Fixed Income Portfolio, Government Securities Portfolio, and the Money Market Portfolio, and for the fiscal year ended December 31, 2003 are incorporated by reference from the Trust's annual report to shareholders.

                               40|86 SERIES TRUST
                              ADMINISTRATIVE OFFICE
                          11815 N. PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

SAI-100 (5/04)                                                       MAY 1, 2004

                                     PART C

                               40|86 SERIES TRUST
                               Focus 20 Portfolio
                                Equity Portfolio
                               Balanced Portfolio
                              High Yield Portfolio
                             Fixed Income Portfolio
                         Government Securities Portfolio
                             Money Market Portfolio

                       REGISTRATION STATEMENT ON FORM N-1A

                                     PART C
                                OTHER INFORMATION

ITEM 23. EXHIBITS.

      (a) Articles of Incorporation:

            -- Amended Declaration of Trust, incorporated herein by reference to Exhibit 1 (i) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1 (File No. 2-80455) filed on June 28, 1983; Amendment to Amended Declaration of Trust, incorporated by reference to Exhibit No. 1 (ii) to Post-Effective Amendment No. 1 to the Registration Statement of Form N-1A (File No. 2-80455) April 20, 1984; Amendment to Amended Declaration of Trust incorporated by reference to Exhibit No. 1 (iii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

      (b) Bylaws

            -- By-Laws, incorporated by reference to Exhibit No. 2 to the Registration Statement on Form N-1 (File No. 2-80455). All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

      (c) Instruments Defining Rights of Security Holders

            --    Not Applicable.

      (d) Investment Advisory Contracts

            (1) Investment Advisory Agreements, incorporated by reference to Exhibit No. 5 to the Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988; and an Investment Advisory Agreement dated January 1, 1993 between the Registrant and Conseco Capital Management, Inc. incorporated by reference to Exhibit No. 5 (ii) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993. All exhibits incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement (SEC File No. 2-80455), were filed November 5, 1998.

            (2) Investment Advisory Agreements for the High Yield Portfolio and the Conseco 20 Focus Portfolio, incorporated by reference to the Post-Effective Amendment No. 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

            (3) Investment Advisory Agreement between Conseco Series Trust and Conseco Capital Management, Inc., incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

            (4) Investment Sub-Advisory Agreement between Chicago Equity Partners, LLC and Conseco Capital Management, Inc., on behalf of Conseco Equity and the equity portion of the Conseco Balanced Portfolio, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

            (5) Investment Sub-Advisory Agreement between Oak Associates, ltd. and Conseco Capital Management, Inc., on behalf of the Conseco 20 Focus Portfolio. , incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001 .

      (e)   Underwriting Contracts

            -- Principal Underwriting Agreement between Conseco Series Trust and Conseco Equity Sales, Inc. incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

      (f)   Bonus or Profit Sharing Contracts

            --    Not Applicable.

      (g)   Custodian Agreements

            -- Custodian Agreement incorporated by reference to Exhibit No. 8 to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) April 28, 1993; and Custodian Agreement incorporated by reference to Exhibit No.
                  (g) to the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-80455) May 3, 1999.

      (h)   Other Material Contracts

            (1) Administration Agreement incorporated by reference to Exhibit No. (h) to the Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A (File No. 2-80455) May 3, 1999.

            (2) Amended Schedule A to the Administration Agreement, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

            (3) Fund Sub-Administration Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

            (4) Fund Sub-Accounting Servicing Agreement between Conseco Services, LLC and Firstar Mutual Fund Services, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001.

      (i)   Legal Opinion

            -- Incorporated by reference to the Post-Effective Amendment No 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

      (j)   Consent of Independent Accountants

            --    Filed herewith.

      (k)   Omitted Financial Statements

            --    Not Applicable.

      (l)   Letter of Intent

            --    Not Applicable.

      (m)   Plan of Distribution Pursuant to Rule 12b-1

            -- Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2002..

      (n)   Rule 18f-3 Plan

            --    Not Applicable.

      (o)   Code  of  Ethics.   Incorporated  by  reference  to   Post-Effective
            Amendment No. 28 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2000.

            (1) Code of Ethics. Chicago Equity Partners, LLC, incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001 .

            (2) Code of Ethics. Oak Associates, ltd., incorporated by reference to the Post-Effective Amendment No. 29 to the Registration Statement on Form N1-A (File No. 2-80455) May 1, 2001 .

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

      The following information concerns the principal companies that may be deemed to be controlled by or under common control with Registrant (all 100% owned unless indicated otherwise):

      CONSECO, INC. (Indiana) - (publicly traded)

            40|86 Advisors, Inc. (Delaware)

            Marketing Distribution Systems Consulting Group, Inc. (Delaware)

            Conseco Equity Sales, Inc. (Texas)

            40|86 Mortgage Capital, Inc. (Delaware)

            Conseco Group Risk Management Company (Mississippi)

            Conseco Services, LLC (Indiana)

            Conseco Marketing, LLC (Indiana)

      Bankers National Life Insurance Company (Texas)

      Bankers Life Insurance Company of Illinois (Illinois)

            Bankers Life & Casualty Company (Illinois)

            Colonial Penn Life Insurance Company (Pennsylvania)

            Conseco Senior Health Insurance Company (Pennsylvania)

                  Conseco Life Insurance (Bermuda) Limited

                  Conseco Life Insurance Company of New York (New York)

                  Washington National Insurance Company (Illinois)

      Conseco Life Insurance Company (Indiana)

            Geneva International Insurance Company, Inc. (Turks and Caicos Islands)

      Conseco Health Insurance Company (Arizona)

            NAL Financial Group, Inc. (Delaware)

      Conseco StockCar Stocks Mutual Fund, Inc. (publicly held)*

      40|86 Strategic Income Fund (Massachusetts) (publicly held) **

*     The shares of Conseco StockCar Stocks are sold to the public.

** The shares of the 40|86 Strategic Income Fund, a closed-end management investment company, are traded on the New York Stock Exchange.

ITEM 25. INDEMNIFICATION

      Reference is made to Articles II and V of the Declaration of Trust filed as Exhibit (1) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A (File No. 2-80455) June 19, 1984. Reference is also made to Article VII of the Investment Advisory Agreements filed as Exhibit (5) to Post-Effective Amendment No. 8 and Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A (File No. 2-80455) March 3, 1988 and April 28, 1993, respectively.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

      40|86 Advisors, Inc. (formerly, Conseco Capital Management, Inc.) (the "Adviser") is an Delaware corporation which offers investment advisory services. The Adviser is a wholly-owned subsidiary of Conseco, Inc., an Indiana corporation, a publicly owned financial services company. Both the Adviser's and Conseco, Inc.'s offices are located at 11825 N. Pennsylvania Street, Carmel, Indiana 46032.

      The principal officers and directors of 40|86 Advisors,, Inc. are as follows:

      Eugene M. Bullis, Chairman of the Board; Executive Vice President and Chief Financial Officer of Conseco, Inc. and Conseco Services LLC; and Senior Officer and Director of several Conseco affiliated companies.

      Ronald F. Ruhl, Director; Executive Vice President and Chief Actuary for several affiliated insurance companies.

      Eric R. Johnson, President; Senior Vice President, Investments, Conseco, Inc. and Senior Vice President, Investments for several affiliated insurance companies.

      Gregory J. Hahn, Senior Vice President and Chief Investment Officer; President and Trustee of 40|86 Strategic Income Fund and 40|86 Series Trust; Director of Conseco StockCar Stocks Mutual Fund, Inc.

      William P. Kovacs, Vice President, General Counsel, Secretary, and Chief Compliance Officer ; Vice President and Secretary of 40|86 Strategic Income Fund; Vice President and Secretary of Conseco StockCar Stocks Mutual Fund, Inc.; Vice President, General Counsel, and Secretary of Conseco Equity Sales, Inc.

      Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the SEC and is incorporated by reference herein.

ITEM 27. PRINCIPAL UNDERWRITER

      Conseco  Equity  Sales,   Inc.  serves  as  the   Registrant's   principal
underwriter.

      The following information is furnished with respect to the officers and directors of Conseco Equity Sales, Inc. The principal business address of each person listed is 11815 N. Pennsylvania Street, Carmel, Indiana 46032.

----------------------------------------------------------------------------------------------------
   Name and Principal         Positions and Offices with Principal        Positions and Offices with
    Business Address                      Underwriter                            Registrant
----------------------------------------------------------------------------------------------------
David D. Humm                 President                                 None
----------------------------------------------------------------------------------------------------
William P. Kovacs             Vice President, General Counsel,          Vice President and
                              Secretary and Director                    Secretary
----------------------------------------------------------------------------------------------------
David J. Barra                Senior Vice President, Financial and      None
                              Operations Principal and Director
----------------------------------------------------------------------------------------------------
William T. Devanney, Jr.      Senior Vice President, Corporate          Vice President
                              Taxes
----------------------------------------------------------------------------------------------------
Daniel J. Murphy              Senior Vice President and Treasurer       None
----------------------------------------------------------------------------------------------------
Ronald L. Jackson             Vice President, Chief Compliance          None
                              Officer and Assistant Secretary
----------------------------------------------------------------------------------------------------

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      The accounts, books, or other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Adviser, Conseco Capital Management, Inc., or the Custodian, The Bank of New York, 90 Washington Street, 22nd Floor, New York, New York 10826 or the Sub-Administrator/Sub-Account U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202 .

ITEM 29. MANAGEMENT SERVICES

      Not Applicable.

ITEM 30. UNDERTAKINGS

      None.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, 40|86 Series Trust, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 32 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 32 to be signed on its behalf by the undersigned, thereto duly authorized, in the city of Carmel, of the State of Indiana, on the 3rd day of May, 2004.

                               40|86 SERIES TRUST


                           By: /S/ GREGORY J. HAHN
                               -----------------------------
                               Gregory J. Hahn
                               President

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                             TITLE                          DATE

/S/ GREGORY J. HAHN                   President                      May 3, 2004
-----------------------------            (Principal Executive
Maxwell E. Bublitz                        Officer) and Trustee

/S/ HAROLD W. HARTLEY*                Trustee                        May 3, 2004
-----------------------------
Harold W. Hartley

/S/ DR. R. JAN LECROY*                Trustee                        May 3, 2004
-----------------------------
Dr. R. Jan LeCroy

/S/ DR. JESS H. PARRISH*              Trustee                        May 3, 2004
-----------------------------
Dr. Jess H. Parrish

/S/ AUDREY L. KURZAWA                 Treasurer                      May 3, 2004
-----------------------------
Audrey L. Kurzawa

/S/ DAVID N. WALTHALL*                Trustee                        May 3, 2004
-----------------------------
David N. Walthall

   * /S/  WILLIAM P. KOVACS
     ------------------------
     William P. Kovacs
     Attorney-in-fact

                                    Exhibits

(j)   Consent of Independent Accountants.